                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

                           [Amendment No.           ]
                                          ----------
Filed by the Registrant  /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /    Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(3)(2))
/X/    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ /    Soliciting Material Pursuant to Section 240.14a-11(c) of
       Section 240.14a-12

Name of Registrant as Specified in Its Charter:

    The Crabbe Huson Special Fund, Inc.
    The Crabbe Huson Real Estate Investment Fund, Inc.
    The Crabbe Huson Equity Fund, Inc.
    The Crabbe Huson Asset Allocation Fund, Inc.
    The Oregon Municipal Bond Fund, Inc.
    The Crabbe Huson Income Fund, Inc.
    The Crabbe Huson U.S. Government Income Fund, Inc.
    The Crabbe Huson U.S. Government Money Market Fund, Inc.

--------------------------------------------------------------------------------
                      (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/ /    $125 per Exchange Act Rules 0-11(c)(l)(ii), 14a-6(i)(l), 14a-6(i)(2)
       or Item 22(a)(2) of Schedule 14A.
/ /    $500 per each party to the controversy pursuant to Exchange Act
       Rule 14a-6(i)(3).
/ /    Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and O-11.
       1)   Title of each class of securities to which transaction applies:

            ------------------------------------------------------------------
       2)   Aggregate number of securities to which transaction applies:

            ------------------------------------------------------------------
       3) Per unit price or other underlying value of transaction compute pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            ------------------------------------------------------------------
       4)   Proposed maximum aggregate value of transaction:

            ------------------------------------------------------------------
       5)   Total fee paid:

            ------------------------------------------------------------------

/X/    Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       1)   Amount Previously Paid
                                  ---------------------------------------------
       2)   Form Schedule or Registration Statement No.:
                                                        -----------------------
       3)   Filing Party:
                         ------------------------------------------------------
       4)   Date Filed:
                       --------------------------------------------------------

                        [CRABBE HUSON FUNDS LETTERHEAD]
                               DECEMBER   , 1995

Dear Shareholder:

    The Boards of Directors of your Funds believe that savings can be accomplished if the Funds are reorganized from their current structure as eight separate Oregon corporations into separate series of a single Delaware business trust. This change will NOT affect the investment or operating procedures of any of the Funds. It will, however, reduce the sheer volume of governmental filings that the Funds must make, significantly reduce costs associated with state filings, and eliminate the requirement of annual proxy solicitations.

    This reorganization, and these savings, can only be accomplished if two-thirds of the outstanding shares of the Funds vote in favor of the reorganization. That is why the directors of the Funds have directed that the enclosed proxy statement, which describes in further detail the reorganization and its effects, be prepared and submitted to the shareholders. We ask for your vote in favor of the reorganization at the annual meeting of the shareholders to be held on February 27, 1996.

    I strongly believe that this reorganization will reduce expenses of the Funds without changing in any substantial way the performance and operations of the Funds. I urge you to review this material closely and mail in your proxy cards or vote in person at the annual meeting. If you have any questions, please call (800) 628-8510.

                                 Sincerely,

                                 CRABBE HUSON FAMILY OF
                                 MUTUAL FUNDS

                                 Richard S. Huson
                                 PRESIDENT

                      THE CRABBE HUSON SPECIAL FUND, INC.
               THE CRABBE HUSON REAL ESTATE INVESTMENT FUND, INC.
                       THE CRABBE HUSON EQUITY FUND, INC.
                  THE CRABBE HUSON ASSET ALLOCATION FUND, INC.
                      THE OREGON MUNICIPAL BOND FUND, INC.
                       THE CRABBE HUSON INCOME FUND, INC.
               THE CRABBE HUSON U.S. GOVERNMENT INCOME FUND, INC.
            THE CRABBE HUSON U.S. GOVERNMENT MONEY MARKET FUND, INC.
                         121 S.W. MORRISON, SUITE 1400
                             PORTLAND, OREGON 97204
                         NOTICE OF JOINT ANNUAL MEETING

    Notice is hereby given that a joint annual meeting of the shareholders of The Crabbe Huson Special Fund, Inc., The Crabbe Huson Real Estate Investment Fund, Inc., The Crabbe Huson Equity Fund, Inc., The Crabbe Huson Asset Allocation Fund, Inc., The Oregon Municipal Bond Fund, Inc., The Crabbe Huson Income Fund, Inc., The Crabbe Huson U.S. Government Income Fund, Inc., and The Crabbe Huson U.S. Government Money Market Fund, Inc. (individually, a "Fund" and, collectively, the "Funds") will be held jointly at 6:00 p.m., Pacific Time, on February 27, 1996 at the Benson Hotel, Crystal Ballroom, Portland, Oregon 97205, for the following purposes:

    (1) To approve or disapprove for each Fund a reorganization (the "Reorganization") in which each Fund would become a separate series of the Crabbe Huson Funds, a business trust organized under the laws of the State of Delaware (the "Trust"), pursuant to an Agreement and Plan of Reorganization and Liquidation whereby: (i) all of the assets and liabilities of each Fund will be transferred to a corresponding series of the Trust; (ii) shareholders of each Fund will receive an equal amount of shares in the corresponding series of the Trust in exchange for their shares of the Fund; and (iii) each Fund will subsequently be liquidated and dissolved. The Reorganization is contingent upon approval of Proposals 3, 4 and 5 by the shareholders of the relevant Funds.

    (2) To elect a Board of Directors for each Fund for the ensuing year or portion thereof consisting of eight Directors and to authorize each Fund, prior to the effective time of the Reorganization, to vote its beneficial interest in the Trust for the election of the same eight individuals to serve as Trustees of the Trust.

    (3) To authorize each Fund to vote its beneficial interest in the Trust to approve a Master Investment Advisory Agreement between the Trust and The Crabbe Huson Group, Inc., the Funds' current investment adviser ("Crabbe Huson Group").

    (4) To authorize the Crabbe Huson Real Estate Investment Fund, Inc. to vote its beneficial interest in the Real Estate Series of the Trust in favor of a Sub-advisory Agreement among the Trust (on behalf of the Real Estate Series), Crabbe Huson Group, and Aldrich, Eastman and Waltch, L.P.

    (5) To authorize each Fund to vote its beneficial interest in the Trust to approve a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 and the rules and regulations thereunder.


    (6) To ratify the appointment by the Board of Directors of each Fund of KPMG Peat Marwick LLP as independent auditors of each Fund.


    All shareholders are invited to attend the meeting. Shareholders of record at the close of business on December 20, 1995, the record date fixed by the Boards of Directors, are entitled to notice of and to vote at the meeting.

                                 By Order of the
                                 Board of Directors
                                 of each Fund


December 29, 1995                Craig P. Stuvland,

                                 SECRETARY

                            ------------------------

                             YOUR VOTE IS IMPORTANT
                        PLEASE RETURN YOUR PROXY CARD(S)
                            ------------------------

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE SIGN AND DATE EACH ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. A SHAREHOLDER WHO COMPLETES AND RETURNS A PROXY AND SUBSEQUENTLY ATTENDS THE MEETING MAY ELECT TO VOTE IN PERSON, SINCE A PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

                      THE CRABBE HUSON SPECIAL FUND, INC.
               THE CRABBE HUSON REAL ESTATE INVESTMENT FUND, INC.
                       THE CRABBE HUSON EQUITY FUND, INC.
                  THE CRABBE HUSON ASSET ALLOCATION FUND, INC.
                      THE OREGON MUNICIPAL BOND FUND, INC.
                       THE CRABBE HUSON INCOME FUND, INC.
               THE CRABBE HUSON U.S. GOVERNMENT INCOME FUND, INC.
            THE CRABBE HUSON U.S. GOVERNMENT MONEY MARKET FUND, INC.
                         121 S.W. MORRISON, SUITE 1400
                             PORTLAND, OREGON 97204
                             JOINT PROXY STATEMENT


    The enclosed proxy is solicited by the Boards of Directors of each of The Crabbe Huson Special Fund, Inc. (the "Special Fund"), The Crabbe Huson Real Estate Investment Fund, Inc. (the "Real Estate Fund"), The Crabbe Huson Equity Fund, Inc. (the "Equity Fund"), The Crabbe Huson Asset Allocation Fund, Inc. (the "Asset Allocation Fund"), The Oregon Municipal Bond Fund, Inc. (the "Oregon Bond Fund"), The Crabbe Huson Income Fund, Inc. (the "Income Fund"), The Crabbe Huson U.S. Government Income Fund, Inc. (the "U.S. Government Income Fund"), and The Crabbe Huson U.S. Government Money Market Fund, Inc. (the "U.S. Government Money Market Fund") (individually, a "Fund" and, collectively, the "Funds") for use at the joint annual meeting of shareholders to be held at the Benson Hotel, Crystal Ballroom, Portland, Oregon 97205 at 6:00 p.m., Pacific Time, on February 27, 1996, and at any adjournment thereof. The Funds expect to mail this proxy statement and each proxy to shareholders on or about December 29, 1995.



    The Funds' investment adviser is The Crabbe Huson Group, Inc., located at 121 S.W. Morrison, Suite 1400, Portland, Oregon 97204 (the "Crabbe Huson Group"). State Street Bank and Trust Company, 1776 Heritage Drive, A4SW, North Quincy, MA 02171, provides administrative services. The Funds' shares are distributed by Crabbe Huson Securities, Inc., 121 S.W. Morrison, Suite 1410, Portland, OR 97204.

                             PRINCIPAL SHAREHOLDERS

    A holder of record of common stock of a Fund at the close of business on December 20, 1995 will be entitled to vote at the joint annual meeting in person or by proxy. As of such date, with respect to each Fund, the number of shares of common stock outstanding and entitled to vote are as set forth opposite the Fund's name below:


Special Fund                                                       65,532,374
Real Estate Fund                                                    1,959,798
Equity Fund                                                        23,269,376
Asset Allocation Fund                                              10,869,283
Oregon Bond Fund                                                    2,228,206
Income Fund                                                           710,072
U.S. Government Income Fund                                           785,712
U.S. Government Money Market Fund                                  53,128,213


    With respect to the matters specified on the enclosed proxy card, shares represented by duly executed proxies will be voted in accordance with the specifications made. If no specification is made with respect to a particular matter, shares will be voted in accordance with the recommendation of the Directors. Proxies may be revoked at any time before they are exercised by a written revocation received by the Secretary of each of the Funds, by properly executing a later dated proxy or by attending the meeting and voting in person.

    If you are a shareholder of more than one Fund, you will receive this proxy statement and a separate proxy card for each Fund of which you are a shareholder. PLEASE VOTE, SIGN AND RETURN EACH PROXY CARD YOU RECEIVE TO ENSURE THAT ALL YOUR VOTES ARE COUNTED.


    Shareholders of each Fund will vote on the proposals as follows:



                NAME OF FUND                            PROPOSALS VOTING ON
---------------------------------------------  -------------------------------------
Special Fund                                          Proposals 1,2,3,5 and 6
Real Estate Fund                                     Proposals 1,2,3,4,5 and 6
Equity Fund                                           Proposals 1,2,3,5 and 6
Asset Allocation Fund                                 Proposals 1,2,3,5 and 6
Oregon Bond Fund                                      Proposals 1,2,3,5 and 6
Income Fund                                           Proposals 1,2,3,5 and 6
U.S. Government Income Fund                           Proposals 1,2,3,5 and 6
U.S. Government Money Market Fund                     Proposals 1,2,3,5 and 6

    If you have any questions or would like more information about the matters discussed in this Proxy Statement, please call, toll-free, (800) 628-8510.



    A FUND WILL DELIVER TO ITS SHAREHOLDERS A COPY OF ITS MOST RECENT ANNUAL REPORT UPON REQUEST. A SHAREHOLDER WHO WISHES TO RECEIVE A COPY OF A FUND'S ANNUAL REPORT MAY WRITE THE CRABBE HUSON FAMILY OF MUTUAL FUNDS, P.O. BOX 8413, BOSTON, MA 02266-8413 OR CALL (800) 541-9732.

                                  INTRODUCTION

    On November 28, 1995, the Board of Directors of each Fund unanimously approved an Agreement and Plan of Reorganization and Liquidation (the "Plan"). Each Plan provides that each Fund will transfer all of its assets and liabilities to the Crabbe Huson Funds, a Delaware business trust (the "Trust"), in exchange for all of the beneficial interests in a separate series of the Trust. The beneficial interests will then be distributed to each Fund's current shareholders and thereafter each Fund will be dissolved (the entire transaction shall hereinafter be referred to as the "Reorganization"). The purpose of this Proxy Statement is to request shareholder approval of the Reorganization. If the shareholders approve the Reorganization, the Board of Directors of each Fund is also requesting that the shareholders approve the Directors' actions in election of Trustees and adoption of new agreements and a distribution plan for the Trust. If the Reorganization is not approved by any Fund, or the adoption of agreements and distribution plans are not approved for any Fund, the Board of Directors of the Funds which have approved the Reorganization and adopted the agreements and the new distribution plan will have the discretion to continue the Reorganization without the Fund or Funds not approving those matters.

    As part of this Proxy Statement, shareholders are additionally being asked to elect new directors for each Fund and approve KMPG Peat Marwick LLP as the Funds' independent auditors for the portion of the year the Funds' will operate until the Reorganization is completed.

                            ------------------------

                                 PROPOSAL NO. 1
                           APPROVAL OF REORGANIZATION

                            ------------------------

INTRODUCTION

    As stated above, the Reorganization requires that each Fund transfer all of its assets and liabilities to the Trust in exchange for beneficial interests in the Trust. The beneficial interests will be distributed to the shareholders of the Funds in liquidation of the Funds and the Funds will be dissolved. Each shareholder of the Funds will have the same investment in the series of the Trust as it did prior to the Reorganization. For a further discussion of the steps to be taken to consummate the Reorganization, see "PROCEDURES FOR REORGANIZATION" in this Proposal No. 1. In order to ensure that the Funds are operated in the same manner they were operated before the Reorganization, the Reorganization is contingent upon, and will not take place for any Fund, at the discretion of each Fund's Board of Directors, without approval by the shareholders of the Master Investment Advisory Agreement (Proposal No. 3), the Subadvisory Agreement for the Real Estate Fund (Proposal No. 4), and the new Distribution Plan under Rule 12b-1 (Proposal No. 5).


REASONS FOR REORGANIZATION


    The principal purpose of the reorganization is to combine the Funds into a single trust in order to achieve significant operational and cost-saving advantages. The Trust will have separate series, each representing a current Fund. See "PRINCIPAL FEATURES OF SERIES COMPANY" in this Proposal No. 1. Currently, each Fund is required to file separate registration statements and regulatory reports with the SEC. Many of the reports will be combined into a single report. Such reports require a great deal of preparation time and expense which the Board of Directors believe will be reduced if the Funds convert to a single trust entity. Additionally, the Funds anticipate significant savings from the Reorganization resulting from reduced state filing fees. State filing fees will be reduced because many states require separate registrations for each mutual fund organized as a corporation, but do not require a separate registration for each series of a business trust. Thus, in these states, the number of filings will be reduced from eight to one. The resulting savings will be approximately $10,000 per fund, per year. While there can be no assurance that these "non portfolio" states will not amend their laws to require registration of each series, until they do so the Trust and each series of the Trust will continue to realize significant savings.


    As a Delaware business trust, the Trust will not be required to hold annual meetings of the shareholders on a regular basis. See "CERTAIN COMPARATIVE INFORMATION ABOUT EACH FUND AND THE TRUST" in this Proposal No. 1. This will result in additional savings in operating expenses since the Funds will not be required to prepare, file, print, and mail proxy statements to shareholders on a yearly basis. Each Fund could under Oregon law amend its articles of incorporation to eliminate the need for an annual meeting and remain Oregon corporations. The Directors believe, however, that the business advantages listed above for the Funds as a whole make it more desirable for the Funds to reorganize as a Delaware business trust.

PRINCIPAL FEATURES OF SERIES COMPANY


    The Funds are currently investment companies organized as separate Oregon corporations. Crabbe Huson Group is the investment adviser for all of the Funds.


    The Trust has been organized as a "series company" as that term is defined under Rule 18f-2 of the Investment Company Act of 1940 and the rules and regulations thereunder, as amended (the "1940 Act"). A single investment company whose shares are divided into series or classes, each representing an interest in a distinct portfolio of investments with different objectives, is considered a "series company." In a "series company," the shareholders of any one series do not participate in the investment results of any other series, but rather, have a pro rata share of the assets and income of the portfolio securities belonging to their own series.

    The interests of shareholders in the various series of the Trust will be separate and distinct. All consideration received for the sale of shares of a particular series of the Trust, all assets in which such consideration is invested, and all income, earnings and profits derived from such investments will be allocated to and belong only to that series.

PROCEDURES FOR REORGANIZATION

    Upon approval of the Reorganization by each Fund's shareholders, one share of each series of the Trust will be issued to its corresponding Fund. Each Fund, as the sole shareholder of its respective series in the Trust, will thereafter transfer all of its assets and liabilities to its corresponding series in the Trust in exchange for shares in the corresponding series of the Trust equal in number to the shares held by shareholders of the applicable Fund. The shares transferred to each Fund will then be distributed to the Fund's shareholders and each Fund will thereafter be dissolved. As a result of the foregoing transactions, each shareholder of each of the Funds will receive an equal number of full and fractional shares of its respective series of the Trust in exchange for the shares of common stock of the Fund previously held by such shareholder. A shareholder's investment in a Fund will remain the same after the Reorganization and each series will operate in the same manner, with the same investment objectives, policies, and restrictions that its respective Fund had in the past, except as described in the section entitled "LENDING OF PORTFOLIO SECURITIES" in this Proposal No. 1.

    Assuming approval by shareholders of each of the Funds and receipt of favorable rulings from the Internal Revenue Service concerning the consequences of the Reorganization, it is currently contemplated that the Reorganization will become effective at 4:00 p.m. Eastern Time on March 15, 1996. However, the Reorganization may become effective at another time and date should circumstances so warrant.

THE TRUST

    GENERAL. The Trust has been established pursuant to a Certificate of Trust under the laws of the State of Delaware (the "Certificate of Trust") which was filed with the Secretary of State of Delaware on October 13, 1995. Subsequent to filing the Certificate of Trust, the Trustees adopted a Declaration of Trust (the "Declaration of Trust") and Bylaws.

    The Trust is an open-end diversified management investment company. Each of the Funds is an open-end diversified management investment company other than the Oregon Bond Fund, which is currently non-diversified and will remain non-diversified in series form. Each series of the Trust will have a fiscal year ending October 31, the same as the existing fiscal year of each of the Funds.

    VOTING RIGHTS. The Declaration of Trust provides that shareholders shall have power to vote only on the following matters:

    (i) the election of initial trustees of the Trust, the removal of trustees, and, to the extent required by the 1940 Act, the subsequent election of any Trustee to fill any vacancy (although trustees may be elected to fill vacancies or be removed by the Board of Trustees without a vote of shareholders, subject to certain restrictions in the 1940 Act);

    (ii) any contract entered into by the Trust to the extent shareholder approval is required by the 1940 Act;

    (iii) with respect to any termination or reorganization of the Trust or any series thereof to the extent and as provided in the Declaration of Trust;

    (iv) with respect to any amendment of the Declaration of Trust that adversely affects the rights of the shareholder;

    (v) with respect to derivative actions on the question of whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or any series of the Trust or the Trust shareholders;

    (vi) an amendment of any Fund's Fundamental Policies as set forth in the Trust's Bylaws, in which case only shareholders of the affected Fund would be entitled to vote; and

    (vii) with respect to such additional matters (1) relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the Bylaws of the Trust, (2) any registration of the Trust with the Securities and Exchange Commission (or any successor agency) or any state, or (3) as the Trustees may consider necessary or desirable.

    The Declaration of Trust provides that each Trustee of the Trust serves until the next meeting of shareholders, if any, called for the purpose of re-electing Trustees or electing successors to such Trustees and until the election and qualification of the Trustee's successor, or until the Trustee sooner dies, resigns, becomes incapacitated or is removed. The Declaration of Trust provides that a Trustee may be removed by (1) a written instrument signed by at least fifty percent (50%) of the Trustees, such percentage to be determined based upon the number of Trustees prior to removal, or (2) by vote of shareholders holding not less than fifty percent (50%) of the shares outstanding, cast in person or by proxy at a meeting called for that purpose. Under the Declaration of Trust, shares of each series of the Trust vote separately as a class on any matter submitted to shareholders except as to voting for Trustees and except as otherwise required by the 1940 Act, in which case the shareholders of all series of the Trust vote together as one class. Shareholders of each series are therefore responsible for adoption and approval of their own advisory agreements and distribution arrangements. In the event that the Trustees determine that a matter only affects the interests of one or more series, then only the shareholders of such affected series will be entitled to vote on such matter.

    The Trust filed  a Registration  Statement on  November 16,  1995, with  the
Securities   and  Exchange   Commission,  which   is  presently   under  review.

Pursuant to the Registration Statement, the Trust will sell shares of the Crabbe Huson Small Cap Fund Series ("Small Cap Series"). It is anticipated this Registration Statement will become effective in early February, 1996. After the Reorganization is approved by the shareholders of each Fund and completed, the Trust will have, in addition to the Small Cap Series, the following eight series: (1) The Crabbe Huson Special Fund ("Special Series"); (2) The Crabbe Huson Real Estate Investment Fund ("Real Estate Series"); (3) The Crabbe Huson Equity Fund ("Equity Series"); (4) The Crabbe Huson Asset Allocation Fund ("Asset Allocation Series"); (5) The Crabbe Huson Oregon Municipal Bond Fund ("Oregon Bond Series"); (6) The Crabbe Huson Income Fund ("Income Series"); (7) The Crabbe Huson U.S. Government Income Fund ("U.S. Government Income Series"), and (8) The Crabbe Huson U.S. Government Money Market Fund ("U.S. Government Money Market Series"). Each series will hold assets and liabilities corresponding to the Fund from which they were transferred. The Declaration of Trust provides that the Board of Trustees may establish one or more additional series or sub-series without any further action by the existing shareholders of the Trust.

CERTAIN COMPARATIVE INFORMATION ABOUT EACH FUND AND THE TRUST

    As a Delaware business trust, the Trust's operations will be governed by the Declaration of Trust and Bylaws of the Trust and applicable Delaware law rather than by the Articles of Incorporation and Bylaws of the Funds and the Oregon Business Corporation Act (the "Corporation Act"). Certain differences between the two forms of organization are summarized below.

    TRUSTEES. The affairs of the Trust will be managed by a Board of Trustees rather than a Board of Directors. The current directors of each of the Funds, James E. Crabbe, Richard S. Huson, Gary L. Capps, Louis Scherzer, Bob L. Smith, Craig P. Stuvland, Richard P. Wollenberg, and William Wendell Wyatt, Jr., are the current Trustees of the Trust. If this Proposal No. 1 is approved, shareholders of each Fund will be asked in Proposal No. 2 to ratify the election of the above individuals as trustees of the Trust.

    SHARES OF THE TRUST. The beneficial interests in the Trust are transferable shares without par value. The Declaration of Trust permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of series and sub-series, all without shareholder approval. Each share of any Trust series represents an equal proportionate interest in the assets and liabilities belonging to that series. As such, each share is entitled to dividends and distributions out of the income (after expenses) belonging to that series as declared by the Board of Trustees. The Articles of Incorporation of each of the Funds currently authorize only one class of shares, other than the Real Estate Fund which authorizes the Board of Directors to create additional classes and series of stock. The Funds are currently authorized to issue the following number of shares: Special Fund -- 100,000,000, Real Estate Fund -- 1,000,000,000, Equity Fund -- 100,000,000,
Asset Allocation Fund -- 100,000,000, Oregon Bond Fund -- 10,000,000, Income Fund -- 100,000,000, Government Income Fund -- 100,000,000, and U.S. Government Money Market Fund -- 2,000,000,000.

    VOTING. The Trust has dollar-weighted voting. This means that on each matter submitted to a vote of the Shareholders, each holder of a share of any series shall be entitled to one vote for each dollar of net asset value standing in the shareholder's name on the books of that particular series. The Trust could provide that shares of each series are entitled to one vote per share, regardless of the net asset value per share of the series. However, this would result in a series with a low net asset value per share having more votes than a series of identical size which has a higher net asset value per share. In other words, without dollar-weighted voting, one series could have a disproportionate impact on any matter submitted to all shareholders. Shareholders of the Funds are entitled to one vote for each whole share and to a proportionate fractional vote for each fractional share standing in the Shareholder's name on the books of the respective Fund.

    SHAREHOLDER ABILITY TO CALL MEETING. The Bylaws of each Fund and the Corporation Act provide that a special meeting of shareholders shall be called upon the written request of shareholders representing ten percent (10%) of the outstanding shares. The Declaration of Trust and Trust Bylaws provide that special meetings of the shareholders shall be called upon the written request of holders of at least ten percent (10%) of the outstanding shares of the Trust, if shareholders of all series are required to vote in the aggregate, or of any series, if shareholders of such series are entitled to vote by series.

    AMENDMENTS. Any amendment to the Declaration of Trust that adversely affects the rights of shareholders may be adopted by a majority of the Trustees and the lesser of either: (A) 67% or more of the shares present at a meeting, if the shareholders of more than 50% of the outstanding shares are present or represented by proxy at such meeting, or (B) the holders of more than 50% of the outstanding shares. Each series affected by the amendment would vote on the amendment separately. Under the Articles of Incorporation of each Fund and the Corporation Act, the Articles of Incorporation may be amended upon adoption of a resolution to that effect by the Directors of the Fund and approval of such resolution by the holders of a majority of the outstanding shares of the Fund.

    SHAREHOLDER MEETINGS. Unlike each of the Funds, the Trust will not be required to hold annual meetings of its shareholders. Pursuant to Proposal No. 2 of this Proxy Statement, the election of the Trustees of the Trust will be ratified by the Funds as the sole shareholders of the respective series of the Trust, as directed by the shareholders of the Funds. Subsequently, those persons who will serve as the initial Trustees of the Trust will continue in that position until they resign, die or are removed by a written instrument signed by at least (50%) fifty percent of the Trustees or by vote of shareholders of the Trust holding not less than (50%) fifty percent of the shares then outstanding, cast in person or by proxy at a special meeting called for that purpose. The Bylaws of each Fund permit removal of a Director by the holders of a majority of the outstanding shares of the Fund.

    LIABILITY OF DIRECTORS AND TRUSTEES. Under the Corporation Act, in addition to any other liability imposed by law, a Director may be liable to a Fund: (1) for voting or assenting to the declaration of any dividend or other distribution of assets to shareholders which is contrary to the Corporation Act or the Fund's Articles of Incorporation, or (2) for failing to discharge his duties in good faith, with the care of an ordinarily prudent person and in a manner he reasonably believes to be in the best interests of the corporation. Under the Corporation Act and the Articles of Incorporation of each Fund, each Fund may indemnify a Director who was or is a party or is threatened to be made a party to any proceeding by reason of or arising from the fact that such individual was a Director, provided the conduct of the Director was in good faith and the Director reasonably believed that his or her conduct was in the best interests of the Fund. Each Fund may also reimburse a Director's expenses if it receives from the Director (a) a written affirmation from the Director stating that the Director's actions were taken in good faith and were reasonably believed to be in the best interest of the Fund and (b) a written undertaking to repay the advances if it is ultimately determined that the Director did not meet the standard of conduct referred to above. Under the Declaration of Trust, so long as the Trustees have acted under the belief that their actions are in the best interests of the Trust, they would be personally liable only for willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties as Trustees. Under the Declaration of Trust, Trustees and officers will be indemnified for the expenses of litigation against them unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The Trust may also advance money for these expenses provided that the Trustee or officer undertakes to repay the Trust if his or her conduct is later adjudicated to preclude indemnification and certain other conditions are met.

    RECORD DATE. The Bylaws of the Trust allow the Trustees to fix a record date not more than 120 days prior to the date of any meeting. The Bylaws of each Fund and the Corporation Act provide that the record date may not be more than 70 days prior to the meeting.

    The foregoing is only a summary of certain of the differences between each Fund, their Articles of Incorporation, Bylaws and Oregon law and the Trust's Declaration of Trust, Bylaws and Delaware law. It is not a complete list of differences. Shareholders should refer to the provisions of the Articles of Incorporation, Bylaws, Oregon law, and the Declaration of Trust, Bylaws and Delaware law directly for a more thorough comparison. A shareholder who wishes to receive a copy of any of these documents may write to P.O. Box 8413, Boston, MA 02266-8413, or call (800) 541-9732.

TEMPORARY AMENDMENT TO FUNDS' INVESTMENT RESTRICTIONS

    During the period immediately prior to the Reorganization, each Fund will own the only outstanding share of its respective series of the Trust. The purpose of the acquisition by each Fund of this nominal share prior to the effective time of the Reorganization is to enable the Trust to avoid holding a separate meeting of its shareholders in order to comply with the provisions of the 1940 Act requiring shareholder election of Trustees, approval of the proposed Master Investment Advisory Agreement and the Sub-advisory Agreement, and approval of the proposed Distribution Plan. By each Fund acquiring a single share of the corresponding series of the Trust, each Fund can through its board of directors then vote to elect

Trustees, approve the new Master Investment Advisory Agreement and the Sub-advisory Agreement, and approve the new Distribution Plan following favorable action by the shareholders of each Fund on Proposals 2, 3, 4 and 5 as set forth in the Notice accompanying this Proxy Statement.

    Each Fund has adopted certain Investment Restrictions which guide investment of the Fund's portfolio. These Investment Restrictions cannot be changed without shareholder approval. A number of the Investment Restrictions of each Fund will be violated by the acquisition of the Trust share by the Fund. Set forth in
Exhibit 1 is a list of Investment Restrictions which preclude the respective Fund from acquiring the Trust share and completing the Reorganization. By approving the Reorganization, the shareholders will be authorizing a suspension of these Investment Restrictions only to the extent necessary to permit the Reorganization to take place.

TEMPORARY AMENDMENT TO EACH FUNDS' ARTICLES OF INCORPORATION


    The Articles of Incorporation of each Fund prohibit the Fund from selling shares after the shareholders approve the liquidation and dissolution of the Fund. The intent of this provision is to prevent a Fund which is in the process of winding up and going out of business from selling its shares during this period. As part of the Reorganization, the shareholders of each of the Funds are being asked to approve the dissolution and liquidation of the Funds. As mentioned above in the section entitled "PROCEDURES FOR REORGANIZATION," in this Proposal No. 1 the Funds will distribute to shareholders in the liquidation the number of shares in the corresponding series of the Trust equal to the number of shares the shareholder previously owned in the Fund. Each Fund will then be dissolved. After the shareholders approve the Reorganization and subsequent liquidation and dissolution a period of time will lapse before the Reorganization and subsequent liquidation actually occur. This means that the Articles of Incorporation of each Fund will be violated even though the Funds are not really winding up their business. It is the intent of each Fund to continue operations at all times and, therefore, by approving the Reorganization the shareholders will be authorizing the Board of Directors to continue operations of the Fund during the period between when the shareholders approve the Reorganization and when the Reorganization actually occurs, despite the fact that the Articles of Incorporation provide otherwise.

LENDING OF PORTFOLIO SECURITIES

    The Prospectus for the Funds provides that each Fund may loan portfolio securities to broker dealers and other institutional investors provided, among other things, such loans do not exceed 10% of the value of each Fund's total assets. The Board of Directors of the Special Fund, Equity Fund and the Asset Allocation Fund recently adopted a resolution authorizing each of the Funds to loan up to 20% of each Fund's total assets. This increase is still within each Fund's Investment Restrictions. The Special Series, Equity Series and the Asset Allocation Series intend to follow this new practice.

FEDERAL INCOME TAX CONSEQUENCES

    It is anticipated that the transactions contemplated by the Plan will be tax free at the federal level. Consummation of the Reorganization is subject to receipt from the Internal Revenue Service of a private letter ruling providing that the Reorganization can be accomplished tax-free and will not give rise to the recognition of income, gain or loss for federal income tax purposes to any of the Funds, the Trust, or the shareholders of the Funds. A shareholder's adjusted basis for tax purposes in shares of a series of the Trust after the Reorganization will be the same as the shareholder's adjusted basis for tax purposes in the shares of the corresponding Fund immediately before the Reorganization. Each shareholder should consult the shareholder's own tax adviser with respect to the state and local tax consequences of the proposed transaction.

    The Reorganization is also conditioned upon receipt of a ruling from the Internal Revenue Service to the effect that each series established pursuant to the Declaration of Trust will be treated as a separate association taxable as a corporation for federal income tax purposes, which potentially qualifies as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code. The Reorganization will not be completed until the above rulings are received.

DISSENTER'S RIGHTS

    The staff of the Securities and Exchange Commission has taken the position in Investment Company Act Release 8752 (April 10, 1975) that adherence to appraisal rights statutes such as that of Oregon by registered investment companies issuing redeemable securities would constitute a violation of Rule 22c-1 under the 1940 Act. Rule 22c-1 precludes open-end investment companies from redeeming securities otherwise than at a price based upon the net asset value next computed after receipt of a tender of such security for redemption. In this connection, the staff has also taken the position in Release No. 8752 that pursuant to Section 50 of the 1940 Act, Rule 22c-1 supersedes appraisal right statutes. While the Funds are not aware of any judicial decision which has dealt with this issue, they intend to adhere to the position of the staff of the Securities and Exchange Commission and will not honor any shareholder's request for appraisal rights.

EXPENSES

    The expenses related to the Reorganization will be borne by the Funds on a pro rata basis.

RECOMMENDATION

    THE BOARD OF DIRECTORS OF EACH FUND HAS UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION AND HAS DETERMINED THAT PARTICIPATION IN THE REORGANIZATION IS IN THE BEST INTERESTS OF EACH FUND AND THAT THE INTERESTS OF EXISTING SHAREHOLDERS WILL NOT BE DILUTED AS A RESULT OF THE REORGANIZATION. THE BOARD OF DIRECTORS OF EACH FUND RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSAL NO. 1.

                            ------------------------

                                 PROPOSAL NO. 2
                           ELECTION OF DIRECTORS AND
                        APPROVAL OF ELECTION OF TRUSTEES

                            ------------------------

INTRODUCTION

    At this meeting, it is intended that proxies not indicating a contrary intent will be voted in favor of the election of the nominees named below as Directors of each Fund, to hold office until their successors are elected and qualified (the "Nominees") and until the Reorganization is completed. The shareholders of each Fund are also being asked to authorize the Board of Directors of each Fund, when each Fund becomes the sole shareholder of its respective series in the Trust, to ratify the election of the Nominees as Trustees of the Trust. The Nominees are currently the Trustees of the Trust having been appointed as the initial trustees of the Trust. If shareholders of each Fund approve the Reorganization and grant the Fund such authority, the Board of Directors of each Fund intend to vote each Fund's beneficial interest in the Trust to ratify election of the Nominees as Trustees of the Trust. Each Trustee will serve as a Trustee of the Trust during the lifetime of the Trust, except as such Trustee sooner dies, resigns, retires, or is removed as provided in the Declaration of Trust. The purpose of this procedure is to enable the Trustees of the Trust to be elected by the shareholders as required by the 1940 Act without another meeting of the shareholders of the Trust after the Reorganization is completed.

ELECTION OF DIRECTORS AND TRUSTEES

    Pursuant to the Bylaws of each Fund and the Trust, the number of Directors and Trustees to be elected is eight. All nominees have consented to being named in this proxy statement and to serve if elected. In case any of the nominees should become unable to serve, the proxies may vote for a substitute to be recommended by the applicable Board of Directors or Board of Trustees. None of the Funds has an active nominating, standing or compensation committee. Each of the Funds has an audit committee currently consisting of Messrs. Wyatt, Smith and Scherzer. It is anticipated that the Trust will have an audit committee consisting of the same individuals.

INFORMATION CONCERNING NOMINEES

    The following table shows the nominees who are standing for election and their principal occupations which, unless specific dates are shown, are of more than five years duration, although the titles held may not have been the same throughout. The information as to their security holdings is based upon information verified by the nominees.


NAME, AGE, PRINCIPAL OCCU-           DIRECTOR              SHARES BENEFICIALLY
         PATION,                      OF THE                   OWNED AS OF
   OTHER DIRECTORSHIPS             FUNDS SINCE              DECEMBER 20, 1995
--------------------------  --------------------------  --------------------------
Gary  L.  Capps,  60:  Ex-  1992: All Funds             Special Fund - 24,116
 ecutive Director  of  the                              Asset Allocation
 Bend  Chamber of Commerce                              Fund - 5
 since  July,  1992;   Mr.                              Equity Fund - 5,294
 Capps  was previously the                              Real Estate
 owner and Chief Executive                              Fund - 1,842
 Officer  of   ten   radio
 stations in Oregon, Idaho
 and  Washington;  He  has
 been a  Director  of  the
 Bank  of the  Cascades in
 Bend, Oregon  since  1978
 and    has    served   as
 Chairman since 1984.
James  E.   Crabbe*,   50:  1988: All Funds except the  U.S. Government
 Director and President of   Oregon   Bond   Fund  and  Money Market
 the Crabbe  Huson  Group;   Special Fund               Fund - 617,035
 Mr.   Crabbe  has,  since  1992: The Oregon Bond Fund
 1980, served  in  various   and Special Fund
 management positions with
 the Crabbe Huson Group.

NAME, AGE, PRINCIPAL OCCU-           DIRECTOR              SHARES BENEFICIALLY
         PATION,                      OF THE                   OWNED AS OF
   OTHER DIRECTORSHIPS             FUNDS SINCE              DECEMBER 20, 1995
--------------------------  --------------------------  --------------------------
Richard   S.  Huson*,  55:  1988: All Funds except the  Special Fund - 7,293
 Director and Secretary of   Oregon Bond Fund and  the  Equity Fund - 5,410
 the  Crabbe  Huson Group;   Special Fund               U.S. Government
 Mr.  Huson   has,   since  1992: The Oregon Bond Fund  Money Market
 1980,  served  in various   and the Special Fund       Fund - 470,710
 management positions with                              Real Estate
 Crabbe Huson Group.                                    Fund - 5,066
Louis Scherzer, 75:         1985: The Oregon Bond Fund  U.S. Government
 President of Louis         1991: All other Funds       Money Market
 Scherzer  Partners,  Inc.                              Fund - 29,157
 since  1988 and President
 of Scherzer  Real  Estate
 Group,  Inc.  since 1993;
 Mr.  Scherzer   was   em-
 ployed   by   The   Benj.
 Franklin Federal  Savings
 and Loan Association from
 1946  to 1985  and served
 as Senior Executive  Vice
 President   and  Director
 from 1980 to 1985.
Bob L. Smith, 57: Chairman  1988: All Funds except the  Special Fund - 852
 of VIP's Industries, Inc.   Oregon  Bond   Fund   and
 since 1968; Mr. Smith has   Special Fund
 been  a  Director  of Key  1991: The Oregon Bond Fund
 Corp.  since  1988,  Blue   and Special Fund
 Cross/Blue    Shield   of
 Oregon  since  1984,  and
 Flying   J.,  Inc.  since
 1987.

NAME, AGE, PRINCIPAL OCCU-           DIRECTOR              SHARES BENEFICIALLY
         PATION,                      OF THE                   OWNED AS OF
   OTHER DIRECTORSHIPS             FUNDS SINCE              DECEMBER 20, 1995
--------------------------  --------------------------  --------------------------
Craig  P.  Stuvland*,  40:  1991: All Funds except the  Special Fund - 2,743
 Executive  Vice President   Oregon Bond Fund and  the
 and   Director   of   the   Special Fund (1)
 Crabbe Huson Group  since  1992: The Oregon Bond Fund
 1987.                       and the Special Fund (1)
Richard P. Wollenberg, 80:  1988: All Funds except the  Special Fund - 12,492
 Chief  Executive  Officer   Oregon Bond Fund and  the  Equity Fund - 5,652
 of Longview Fibre Company   Special Fund               Real Estate
 since  1978  and Chairman  1991: The Oregon Bond Fund  Fund - 2,085
 since 1985; Mr.             and the Special Fund
 Wollenberg  has  been   a
 trustee  of  Reed College
 since 1962.
William   Wendell   Wyatt,  1985: The Oregon Bond Fund  Asset Allocation
 Jr.,  45: Chief of Staff,  1987: The Special Fund      Fund - 296
 Office of  the  Governor,  1991: All other Funds
 State  of  Oregon,  since
 April, 1995; President of
 the Oregon Business
 Council  between   March,
 1995 and September 1987.


------------------------
 * The persons indicated are "interested persons" of each of the Funds, as defined in the 1940 Act.

(1) Mr. Stuvland resigned as a Board member of each of the Funds on November 9, 1994, in contemplation of the acquisition by Prudential Direct Advisers of the Crabbe Huson Group. When the acquisition did not occur, Mr. Stuvland was reappointed to each Board in March, 1995.


    There were four meetings of the Boards of Directors of the Funds during the fiscal year ended October 31, 1995.


    The members of each Fund's Board of Directors are selected annually by each Fund's shareholders. Each trustee will serve as a trustee of the Trust during the lifetime of the Trust, except as such Trustee sooner dies, resigns, retires, or is removed as provided in the Declaration of Trust.

There will not be annual meetings to elect Trustees. The Boards of Directors and Board of Trustees are responsible for the overall management of the Funds and the Trust and each series thereof, respectively, including general supervision and review of their investment policies and activities. The Board of Directors and Board of Trustees elect the officers of the Funds and the Trust, respectively. The officers are responsible for supervising and administering the Funds' and Trust's day-to-day operations. In accordance with the 1940 Act, the Funds and the Trust are not permitted to pay compensation to, or to pay the expenses of, any officer or Director who is deemed to be an "interested person" of the Funds or the Trust (as defined in the 1940 Act).

EXECUTIVE OFFICERS OF THE FUNDS

    The following schedule sets forth certain information furnished by each of the current principal executive officers of the Funds. Each current officer will hold his respective position until the Reorganization or until his successor is duly elected or appointed or until he is removed by the Board of Directors, whichever shall occur first. Each executive officer currently holds the identical position with the Trust and has held such position since

October 14, 1995, the date the Trust was organized. The business address of each individual listed below is 121 S.W. Morrison, Suite 1400, Portland, Oregon 97204.


                                                                         EXECUTIVE
                                                                          OFFICER
         NAME, AGE AND BUSINESS EXPERIENCE               POSITION          SINCE
---------------------------------------------------  -----------------  ------------
Richard S. Huson, age 55.                                President          7/90
 Mr.  Huson is  a chartered  financial analyst. Mr.
 Huson has been  a director and  served in  various
 management positions with Crabbe Huson Group since
 1980.
James E. Crabbe, age 50.                              Vice President        7/88
 Mr.  Crabbe  has been  a  director and  has, since
 1980, served in various management positions  with
 Crabbe Huson Group.
Craig P. Stuvland, age 40.                               Secretary          7/90
 Mr.  Stuvland  has been  employed by  Crabbe Huson
 Group since June, 1987. He is currently  Executive
 Vice President -- Treasurer.
Cheryl Burgermeister, age 44.                            Treasurer          6/95
 Ms. Burgermeister has been the Treasurer and Chief
 Financial  Officer  of  Crabbe  Huson  Group since
 July, 1987.

COMPENSATION OF OFFICERS AND DIRECTORS


    The following table sets forth compensation received by the disinterested directors of the Funds. No officer of any of the Funds received compensation in excess of $60,000.



                               COMPENSATION TABLE



                                                                   TOTAL
                                                               COMPENSATION
                                                                 FROM FUND
                           AGGREGATE COMPENSATION FROM FUND,   COMPLEX PAID
NAME OF PERSON, POSITION              PER DIRECTOR             TO DIRECTORS
-------------------------  ----------------------------------  -------------

Wollenberg, Smith, Capps,  Special Fund - $1,800                 $   7,200
Scherzer, Directors        Real Estate Fund - $600
                           Equity Fund - $1,600
                           Asset Allocation
                           Fund - $1,600
                           Oregon Bond Fund - $600
                           Income Fund - $200
                           U.S. Government Income
                           Fund - $200
                           U.S. Government Money
                           Market Fund - $600

Wyatt, Director            Special Fund - $1,400                     5,450
                           Real Estate Fund - $450
                           Equity Fund - $1,200
                           Asset Allocation
                           Fund - $1,200
                           Oregon Bond Fund - $450
                           Income Fund - $150
                           U.S. Government Income
                           Fund - $150
                           U.S. Government Money
                           Market Fund - $450

                            ------------------------

                                 PROPOSAL NO. 3
                         APPROVAL OF MASTER INVESTMENT
                               ADVISORY AGREEMENT

                            ------------------------

INTRODUCTION

    Crabbe Huson Group, located at 121 S.W. Morrison, Suite 1400, Portland, Oregon 97204, currently serves as the investment adviser of each Fund, under advisory contracts originally dated September 27, 1988 for the Special Fund, the Equity Fund and the Oregon Bond Fund; March 4, 1994 for the Real Estate Fund; and August 7, 1988 for the other Funds (the "Existing Advisory Contracts"). The advisory contract for the Real Estate Fund was last submitted to a vote of shareholders on March 4, 1994. The Board of Directors of the Real Estate Fund reconsidered and ratified the Real Estate Fund's advisory contract at a meeting held on August 30, 1994. The advisory contracts of the other Funds were last submitted to the shareholders on February 22, 1994 at their last annual meeting. The Funds have followed the practice of having the shareholders approve the Existing Advisory Contracts at every annual meeting.

    By their terms, the Existing Advisory Contracts will terminate upon consummation of the Reorganization. Accordingly, pursuant to this Proposal No. 3, shareholders of each Fund are being asked to authorize their Fund, as the sole shareholder of its respective series of the Trust, to vote in favor of the Master Investment Advisory Agreement between the Trust and Crabbe Huson Group ("Master Investment Advisory Agreement").

    Descriptions of Crabbe Huson Group, the Existing Advisory Contracts, and the Master Investment Advisory Agreement are set forth below. The summaries of material terms and provisions of the Master Investment Advisory Agreement are qualified in their entirety by reference to the form of Master Investment Advisory Agreement which is attached as Exhibit 2 to this proxy statement.

CRABBE HUSON GROUP

    James E. Crabbe and Richard S. Huson are the controlling shareholders of Crabbe Huson Group. The Funds' distributor is Crabbe Huson Securities, Inc. ("CH Securities"). The sole shareholders of CH Securities are James E. Crabbe and Richard S. Huson. CH Securities is an affiliate of Crabbe Huson Group.


    The names and principal occupation of the principal executive officer and each director of Crabbe Huson Group is listed below. Their business address is 121 S.W. Morrison, Suite 1400, Portland, Oregon 97204.


      NAME AND POSITION                  PRINCIPAL OCCUPATION
-----------------------------  ----------------------------------------
James E. Crabbe                Mr. Crabbe  has, since  1980, served  in
 Director, President            various   management   positions   with
                                Crabbe Huson Group
Richard S. Huson               Mr. Huson  has,  since 1980,  served  in
 Director                       various   management   positions   with
                                Crabbe Huson Group
Cheryl A. Burgermeister        Ms. Burgermeister  has  been  the  Chief
 Director                       Financial   Officer  for  Crabbe  Huson
                                Group since 1987
Craig P. Stuvland              Mr. Stuvland has been an Executive  Vice
 Director                       President  of Crabbe  Huson Group since
                                1987
Charles D. Davidson            Mr.  Davidson   has   been   the   Chief
 Director                       Operating Officer of Crabbe Huson Group
                                since  June,  1995.  Prior  to  joining
                                Crabbe Huson Group, Mr. Davidson worked
                                six years as an  attorney with the  law
                                firm of Garvey, Schubert & Barer

DESCRIPTION OF EXISTING ADVISORY CONTRACTS

    Under the Existing Advisory Contracts with each Fund, Crabbe Huson Group provides research, advice and supervision with respect to management of each Fund's portfolio of investments, determines which securities are to be purchased and sold and what portion of each Fund's assets are to be held, invested, and reinvested, and places orders for the purchase and sale of portfolio securities. Crabbe Huson Group furnishes, for the use of the Funds, office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds, maintains their organization, and provides shareholder communications and information services. Crabbe Huson Group pays the salaries and expenses, if any, of officers and directors of the Funds who are "interested persons" of the Funds. Subject to the authority of the Boards of Directors of the Funds, officers of Crabbe Huson Group are responsible for the overall management of the Funds' business. CH Securities currently pays the marketing expenses of the Funds, including the cost of printing and delivering the prospectuses to prospective shareholders. A portion of these expenses is borne by each Fund under a plan each Fund has adopted pursuant to Rule 12b-1 under the 1940 Act.

    All other expenses incurred in the operation of the Funds are paid by the Funds as they incur them. These expenses include taxes, interest, brokerage fees and commissions, if any; fees of directors who are not "interested persons"; SEC filing and qualification fees and state Blue Sky qualification fees; charges of the custodian, the Funds' administrator, dividend disbursing agent, and Crabbe Huson Group; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; investor services, corporate reports to government agencies and corporate meetings; costs of preparing and distributing prospectuses for regulatory purposes and for distribution to existing shareholders of the Funds; costs of issuing certificates representing shares of the Funds (if issued); bookkeeping and appraisal charges; pricing of portfolio securities; certain clerical and administrative personnel expenses; dues and expenses for trade organizations; and any extraordinary expenses. Any expenses that are common to all of the Funds are allocated based on each Fund's respective net asset value.

    Under the Existing Advisory Contracts, each Fund currently pays Crabbe Huson Group as compensation for its services, a fee determined and accrued daily and paid bi-monthly, based on a stated percentage of the average daily net assets of such Fund per annum as set forth below:

                                  SPECIAL FUND
                                REAL ESTATE FUND
                                  EQUITY FUND
                             ASSET ALLOCATION FUND

NET ASSET VALUE                                       ANNUAL RATE
--------------------------------------------------  ---------------
First $100 Million................................         1.00%
Next $400 Million.................................         0.85%
Amounts Over $500 Million.........................         0.60%

                            INCOME FUND


NET ASSET VALUE                                       ANNUAL RATE
--------------------------------------------------  ---------------
First $100 Million................................         0.75%
Next $400 Million.................................         0.60%
Amounts Over $500 Million.........................         0.50%

                                OREGON BOND FUND
                          U.S. GOVERNMENT INCOME FUND
                       U.S. GOVERNMENT MONEY MARKET FUND

NET ASSET VALUE                                       ANNUAL RATE
--------------------------------------------------  ---------------
First $100 Million................................         0.50%
Next $400 Million.................................         0.45%
Amounts Over $500 Million.........................         0.40%


    The fees paid by the Special Fund, the Real Estate Fund, the Equity Fund, the Asset Allocation Fund, and the Income Fund are higher than those paid by most other mutual funds, although the Board of Directors of each of these Funds believe that the fees are comparable to the fees of mutual funds with similar investment objectives and policies. Pursuant to its agreement to waive or reimburse fees, Crabbe Huson Group waived, reimbursed and received the following amounts during the fiscal year ended October 31, 1995, resulting in total Fund expenses for advisory fees for that year as follows:

                                                                                                         FUND
                                                                                              FEE      EXPENSES       FEE
                                                                                             WAIVED   REIMBURSED      PAID
                                                                                            --------  ----------   ----------
Special Fund..............................................................................  $    697   $     0     $5,397,351
Real Estate Fund..........................................................................  $ 75,190   $     0     $  115,429
Equity Fund...............................................................................  $      0   $     0     $2,471,465
Asset Allocation Fund.....................................................................  $ 14,567   $     0     $1,168,648
Oregon Bond Fund..........................................................................  $ 20,866   $     0     $  113,176
Income Fund...............................................................................  $ 49,010   $33,288     $  (33,287)
U.S. Government Income Fund...............................................................  $ 43,576   $26,493     $  (26,493)
U.S. Government Money Market Fund.........................................................  $230,305   $     0     $   22,893

    The agreement to waive fees is cancelable by Crabbe Huson Group on 30 days written notice to shareholders. Crabbe Huson Group recently provided notice to the shareholders of the Special, Equity and Asset Allocation Funds stating that it no longer intended to waive fees or reimburse expenses. The Board of Directors does not believe that this change will have a material impact on each of those Fund's expenses since the Funds have been operating at an expense level below that at which the Crabbe Huson Group had agreed to waive fees or reimburse expenses.

    In addition to the payments received by Crabbe Huson Group pursuant to the Existing Advisory Contracts, the Funds made the following payments listed below to affiliates of Crabbe Huson Group during the fiscal year ended October 31, 1995. The payments to CH Securities were for expenses incurred by CH Securities in distribution of the Funds' shares pursuant to each Fund's 12b-1 distribution plan. The payments to Pacific Northwest Trust Company (the "Trust Company") were to compensate the Trust Company for its services as transfer agent and dividend-disbursing agent for each Fund and for accounting services provided to the Funds by the Trust Company for a portion of fiscal year 1995.


                                                                                            CH SECURITIES   TRUST COMPANY
                                                                                            -------------   -------------
Special Fund..............................................................................   $   84,322       $111,390
Real Estate Fund..........................................................................   $      475       $ 29,196
Equity Fund...............................................................................   $   28,862       $ 37,320
Asset Allocation Fund.....................................................................   $    5,194       $ 18,251
Oregon Bond Fund..........................................................................   $      479       $  7,987
Income Fund...............................................................................   $      794       $  7,987
U.S. Government Income Fund...............................................................   $    1,046       $  7,987
U.S. Government Money Market Fund.........................................................   $    6,091       $  8,878


    The Existing Advisory Contracts provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, Crabbe Huson Group is not liable for any act or omission in the course of or in connection with the rendering of services under the Existing Advisory Contracts. The Existing Advisory Contracts do not restrict the ability of Crabbe Huson Group to act as investment adviser for any other person, firm or corporation, including other investment companies.

THE MASTER INVESTMENT ADVISORY AGREEMENT

    The material terms and conditions of the Master Investment Advisory Agreement are summarized below.

    The Master Investment Advisory Agreement between the Trust and the Crabbe Huson Group is substantially the same as the Existing Advisory Contracts. The investment advisory fee rates provided for in the Master Investment Advisory Agreement for each series are the same as the rates currently being paid by the Funds. Under the Master Investment Advisory Agreement, Crabbe Huson will provide to the Trust and to each separate series within the Trust management and investment advisory services. Crabbe Huson Group will provide an investment program and carry out the investment policy of each series of the Trust and manage the portfolio of each series.

    Crabbe Huson Group shall pay for maintaining the staff and personnel necessary to perform its obligations under the Master Investment Advisory Agreement and shall provide office space, equipment, and facilities to the

Trust and each series of the Trust. Expenses of the Trust not borne by Crabbe Huson Group include costs of printing and mailing shareholder reports, registration statements, prospectuses and proxies to shareholders; fees of trustees of the Trust (other than interested trustees); fees imposed by regulatory authorities; charges by Crabbe Huson Group for advisory services; custodial, disbursing agent, transfer agent, outside legal and accounting fees; taxes, brokerage fees and commissions; and other charges in connection with portfolio transactions, expenses of trustees' meetings, and the expenses of shareholder meetings, if any.



    In the event the operating expenses of any series of the Trust exceed expense limitations applicable to the series by state securities laws or regulations, Crabbe Huson Group will reduce its fee by the extent of such excess. Additionally, Crabbe Huson Group has voluntarily agreed to reimburse the expenses of the following series or to waive all or a portion of its management fee at such times and to the extent that the total operating expenses for the series exceed: 1.50% per annum of the net asset value of the Real Estate Series, 0.80% per annum of the net asset value of the Income Series; 0.75% per annum of the net asset value of the U.S. Government Income Series; 0.70% per annum of the net asset value of the U.S. Government Money Market Series; and 0.98% per annum of the net asset value of the Oregon Bond Series. The Special Series, Equity Series, and the Asset Allocation Series will not waive fees or reimburse expenses. Crabbe Huson Group may eliminate this voluntary waiver upon 30 days written notice to shareholders.


    As to each series, the Master Investment Advisory Contract will remain in force for a period of more than two years only so long as such continuance is specifically approved at least annually by (i) the Board of Trustees or by a vote of a majority of the outstanding voting securities of the affected series and (ii) a majority of Trustees who are not parties to the Master Investment Advisory Agreement or interested persons of any such party in a vote cast in person at a meeting called for the purpose of voting on such approval. The Master Investment Advisory Agreement may be terminated as to any series at any time, without the payment of any penalty, by the Board of Trustees, or by the vote of a majority of the outstanding voting securities of the affected series, or by Crabbe Huson Group on sixty days written notice to the other party. The Master Investment Advisory Agreement shall automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

    The Master Investment Advisory Agreement provides that Crabbe Huson Group shall use its best judgment in rendering services. It shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Trust, except a loss resulting from (i) a breach of fiduciary duty with respect to the receipt of compensation for services, (ii) willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties, or
(iii) reckless disregard by it of its obligations and duties. The Trust and each series of the Trust shall indemnify Crabbe Huson Group and hold it harmless from and against all losses incurred by Crabbe Huson Group in or by reason of any pending, threatened, or completed action, suit, investigation, or other proceeding arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by Crabbe Huson Group in connection with the performance of any of its duties or obligations under the Master Investment Advisory Agreement, except that Crabbe Huson Group shall not be indemnified in the event of a breach of its fiduciary duty with respect to the receipt of compensation for services, willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its duties and obligations. Whether the Adviser is entitled to be indemnified and whether expenses shall be advanced to cover the costs of defending any action, suit or investigation shall be determined in accordance with the rules and regulations of the 1940 Act. The Existing Advisory Contracts do not contain indemnity provisions in favor of Crabbe Huson Group.


    The Master Investment Advisory Agreement provides a nonexclusive right and license to the Trust and each series of the Trust to use the name and mark "Crabbe Huson" (the "CH Mark") as part of the Trust and each series' name. This right exists only for so long as the terms of the Master Investment Advisory Agreement or any extension, renewal or amendment remains in effect. The Trust on behalf of each series agrees not to use the CH Mark or any name similar to it if the Master Investment Advisory Agreement is terminated in whole or as to any series or if Crabbe Huson Group's function is transferred or assigned to a company which Crabbe Huson Group or its affiliates does not control. The Existing Advisory Agreements do not contain such a provision. However, Crabbe Huson Group believes that the Funds have understood that they have been using the CH Mark only by permission of Crabbe Huson Group and that the express licensing provision contained in the Master Investment Advisory Agreement merely memorializes the understanding of the parties.

RECOMMENDATION

    THIS PROXY STATEMENT SEEKS THE APPROVAL OF THE SHAREHOLDERS OF EACH FUND OF THIS PROPOSAL AND AUTHORIZES THE DIRECTORS OF EACH FUND TO APPROVE THE MASTER INVESTMENT ADVISORY AGREEMENT ON BEHALF OF EACH FUND AS THE SOLE SHAREHOLDER OF ITS RESPECTIVE SERIES OF THE TRUST. THE DIRECTORS OF EACH FUND, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE FUNDS, AS DEFINED IN THE 1940 ACT, HAVE UNANIMOUSLY APPROVED, AND RECOMMEND THAT THE SHAREHOLDERS APPROVE, THE MASTER INVESTMENT ADVISORY AGREEMENT.

                            ------------------------

                                 PROPOSAL NO. 4
                       APPROVAL OF SUBADVISORY AGREEMENT

                            ------------------------

INTRODUCTION


    Aldrich, Eastman & Waltch, L.P. ("AEW") currently provides investment advisory services for the Real Estate Fund pursuant to a Subadvisory Agreement between AEW, Crabbe Huson Group, and the Real Estate Fund, dated September 6, 1995 (the "Subadvisory Contract"). The Subadvisory Contract was submitted to shareholders for approval September 6, 1995 for the purpose of receiving initial shareholder approval pursuant to the requirements of Section 15 of the 1940 Act. It is proposed that the Trust, on behalf of the Real Estate Series, enter into contract with Crabbe Huson Group and AEW on terms which are substantially the same as the current agreement (the "Proposed Subadvisory Agreement"). Information regarding AEW and the terms of the Proposed Subadvisory Agreement are set forth below. The summary of the material terms and provisions of the Proposed Subadvisory Agreement are qualified in their entirety by reference to the form of Proposed Subadvisory Agreement which is attached as Exhibit 3 to this Proxy Statement.


AEW

    AEW is a registered investment adviser founded in 1981 currently managing approximately $4.4 billion in assets. AEW is dedicated exclusively to building and managing real estate investment portfolios for institutional investors. AEW's business address is 225 Franklin Street, Boston, Massachusetts 02110-2803.

    The principal executive officer of AEW is Joseph F. Azrack. Mr. Azrack's principal occupation is Director and President of AEW. The general partner of AEW is AEW Holdings L.P. ("AEW Holdings"). The general partner of AEW Holdings is Aldrich, Eastman & Waltch, Inc. ("AEW, Inc."). Their business address is 225 Franklin Street, Boston, Massachusetts 02110-2803. The shareholders of AEW, Inc. include certain current and former executive employees of AEW.

PROPOSED SUBADVISORY AGREEMENT

    The  Proposed  Subadvisory  Agreement provides,  among  other  things, that,
subject  to  the   supervision  of   Crabbe  Huson  Group   and  the   Trustees,

AEW shall furnish continuously an investment program for the Real Estate Series; make determinations as to which securities shall be purchased, sold or exchanged, and as to what portion of the assets of the Real Estate Series shall be held in securities or cash within the guidelines of the Real Estate Series' Prospectus and Statement of Additional Information and make determinations as to the manner in which rights pertaining to the Real Estate Series' securities shall be exercised. AEW is directed at all times, subject to the supervision of Crabbe Huson Group, to seek to obtain execution and price within the policy guidelines determined by the trustees and set forth in the Prospectus and Statement of Additional Information of the Real Estate Series, and it is expressly authorized to allocate brokerage of the Real Estate Series to broker dealers affiliated with Crabbe Huson Group.

    AEW will furnish, at its own expense, all administrative services, office equipment and facilities, investment advisory, statistical and research services, and executive, supervisory, compliance and clerical personnel necessary to carry out its obligations under the Proposed Subadvisory Agreement. AEW will be exculpated from liability and indemnified by the Real Estate Series from and against losses to the same extent as the Crabbe Huson Group.

    As compensation for its services, Crabbe Huson Group will pay to AEW at the end of each calendar month, a fee equal to the greater of (a) 37.5% of one percent of the average daily net asset value of the Real Estate Series (the "ADNAV") up to the first $100 million of net asset value, 31.88% of one percent of the ADNAV for the next $400 million of net asset value, and 22.5% of one percent of the ADNAV for amounts in excess of $500 million of net asset value, or (b) 50% of the actual fees paid by the Real Estate Series to the Crabbe Huson Group. The fee paid by Crabbe Huson Group will not increase any of the fees incurred by the Fund, and will not affect Crabbe Huson Group's agreement, terminable on 30 days' notice, to waive certain of its fees and/or reimburse expenses.

    The Proposed Subadvisory Agreement for the Real Estate Series may be terminated, without payment of any penalty, by the Trustees or by the vote of a majority of the outstanding voting securities of the Real Estate Series, or by AEW or Crabbe Huson Group on thirty days' written notice to the other party and the Real Estate Series. In the event of termination, the Trustees would have the authority to permit Crabbe Huson Group to make all investment advisory decisions without seeking shareholder approval.

RECOMMENDATION

    THIS PROXY STATEMENT SEEKS THE APPROVAL OF THE SHAREHOLDERS OF THE REAL ESTATE FUND OF THIS PROPOSAL AND AUTHORIZES THE DIRECTORS OF THE REAL ESTATE FUND TO APPROVE THE PROPOSED SUBADVISORY AGREEMENT ON BEHALF OF THE REAL ESTATE FUND AS THE SOLE SHAREHOLDER OF THE REAL ESTATE SERIES OF THE TRUST. THE DIRECTORS OF THE REAL ESTATE FUND BELIEVE THAT THE NEW ARRANGEMENT IS IN THE BEST INTERESTS OF THE SHAREHOLDERS OF THE REAL ESTATE FUND AND RECOMMEND THAT THE SHAREHOLDERS OF THE REAL ESTATE FUND VOTE "FOR" THE PROPOSAL.

                            ------------------------

                                 PROPOSAL NO. 5
                               APPROVAL OF A NEW
                            12B-1 DISTRIBUTION PLAN

                            ------------------------

INTRODUCTION

    Currently, each of the Funds has adopted a Rule 12b-1 Distribution Plan (the "Existing Plan" or "Existing Plans") under which each Fund is authorized to enter into a Distribution Agreement solely with Crabbe Huson Securities, Inc. ("CH Securities"). The Trust's current Board of Trustees has established a 12b-1 Plan on terms substantially identical to each one of the Existing Plans. Accordingly, shareholders of each Fund are being asked to authorize the Board of Directors of each Fund to vote as shareholders of the Trust in favor of the 12b-1 Plan currently adopted by the Trust (the "New Plan"). The Directors of each Fund will also authorize each series of the Trust to become a party to the current distribution agreement between the Trust and CH Securities.

BOARDS' EVALUATION AND RECOMMENDATION


    The Directors, in voting to recommend the New Plan, considered several factors. They reviewed the maximum aggregate amounts that could be paid under the New Plan, the potential application of amounts paid under the New Plan, and the substantial similarity of the New Plan to the Existing Plans. The Directors reviewed the substantial success in attracting additional shareholders and assets to the Funds over the past two years, which they believe was, in part, attributable to the expenditure of proceeds from the Existing Plans. The Directors considered the desirability of continuing to increase the size of each series of the Fund in order to decrease per share expenses, and believe that the availability of proceeds under the New Plan would assist in expanding each series of the Fund. The Directors also noted that the New Plan would not increase the maximum expenses payable under the Existing Plans from the current
 .25% of net assets payable under each Existing Plan.


DESCRIPTION OF EXISTING PLANS

    Each one of the Funds currently has a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The Existing Plans were adopted September 27, 1988 and amended November 30, 1993 and November 28, 1995 for all Funds other than the Real Estate Fund. The Real Estate Fund's plan was adopted March 4, 1994, ratified by the Board of Directors on August 30, 1994, and amended November 28, 1995. Pursuant to each of the Plans, a Fund may pay up to .25% per annum of that Fund's average daily net assets to CH Securities, the Funds' distributor. CH Securities' address is 121 S.W. Morrison, Suite 1410, Portland, Oregon 97204.


    Expenses for which CH Securities is reimbursed under each Existing Plan include, but are not limited to, compensation paid to registered representatives of CH Securities and to broker dealers which have entered into sales agreements with CH Securities; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes;
expenses of preparation and printing of sales literature; advertisement, promotion, marketing and sales expenses; and other distribution related expenses.


    Each Existing Plan continues in effect indefinitely as long as it is approved on its anniversary date by a vote of the Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Existing Plan or any agreements related to the Existing Plan (the "Qualified Directors"), cast in person at a meeting called for the purpose of voting on this Existing Plan. Each Existing Plan may be terminated at any time by a vote of the majority of the Qualified Directors of the respective Fund or by a vote of the majority of the outstanding securities of the Fund, without penalty to the Fund. An Existing Plan may not be amended materially, except on a vote of the Qualified Directors of the respective Fund cast in person at a meeting called for the purpose of voting on the Existing Plan amendments. Further, an Existing Plan may not be amended to increase materially the amount to be spent for distribution without the approval of a majority of the outstanding voting securities of the Fund.

    During the fiscal year ending October 31, 1995, each Fund paid the following distribution fees pursuant to its Plan in the aggregate and as a percentage of that Fund's average daily net assets during the fiscal year:

                                                               AGGREGATE                    PERCENT OF
                                                              DISTRIBUTION   AVERAGE NET    AVERAGE NET    PAYMENT TO
FUND                                                              FEES          ASSETS        ASSETS       AFFILIATES*
------------------------------------------------------------  ------------   ------------  -------------   -----------
Special Fund................................................   $ 1,809,820   $682,389,632        .25%        $  84,322
Real Estate Fund............................................   $    81,437   $ 19,063,283        .25%        $     475
Equity Fund.................................................   $   621,909   $273,762,773        .25%        $  28,862
Asset Allocation Fund.......................................   $   421,755   $121,631,498        .25%        $   5,194
Oregon Bond Fund............................................   $    61,567   $ 26,805,738        .25%        $     479
Income Fund.................................................   $    26,760   $  6,539,948        .25%        $     794
U.S. Government Income Fund.................................   $    35,826   $  8,713,035        .25%        $   1,046
U.S. Government Money Market Fund...........................   $   146,868   $ 50,625,572        .25%        $   6,091

------------------------
*   All payments to affiliates were made to CH Securities.

APPROVAL OF NEW 12B-1 DISTRIBUTION PLAN

    The Board of Trustees of the Trust approved a new Distribution Plan pursuant to Rule 12b-1 of the 1940 Act. Shareholders of each of the Funds are now being asked to authorize their respective Fund to authorize the Fund, as sole shareholder of its respective series of the Trust, to vote in favor of adoption of the New Plan. The New Plan permits the Trust to engage CH Securities to provide distribution services to each series of the Trust, upon shareholder approval.

    The New Plan permits CH Securities to perform such services and bear such costs as shall be specified in a Distribution Agreement approved by a majority of all the Trustees and of the Trustees who are not "interested persons" of the Trust, and allows the officers of the Trust to directly or indirectly finance additional activity which is primarily intended to result in the sale of shares of the Trust. The New Plan calls for each series to reimburse CH Securities up to 1/12 of 0.25% of a Fund's average daily net assets on a monthly basis. The distribution plan is designed to assist CH Securities in retaining and attracting assets for each series of the Trust. Each series may reimburse CH Securities for fees paid to intermediaries who have assisted in selling shares of that series, and may also reimburse CH Securities for actual expenses incurred by that particular series in connection with various promotional activities engaged in, including the development of and distribution of high quality marketing literature, media advertising, direct response mailings, and public relations activities.

    The New Plan shall continue in effect indefinitely; provided, however, that such continuance is subject to annual approval by a vote of the Board of Trustees and of the members of the Board of Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the New Plan or any agreements related to the New Plan, cast in person at a meeting called for the purpose of voting on the New Plan ("Qualified Trustees").

    The New Plan may be amended at any time by the Trustees provided that any amendment to increase materially the amount to be expended from the assets of any series for the services described in the New Plan shall be effective only upon the approval by a vote of a majority of the outstanding voting securities of the respective series, and any material amendment of this New Plan shall be effective only upon approval by a vote of the Trustees and of the Qualified Trustees, such votes to be cast in person at a meeting called for the purpose of voting on such amendment. The New Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or by a vote of the majority of the outstanding voting securities of the respective series.

    There  are no  material differences  between the  New Plan  and the Existing
Plans.

RECOMMENDATION

    THIS PROXY STATEMENT SEEKS THE APPROVAL OF THE SHAREHOLDERS OF THE FUNDS OF THIS PROPOSAL NO. 5 AND AUTHORIZES THE DIRECTORS OF EACH FUND TO APPROVE THE NEW PLAN ON BEHALF OF EACH FUND AS THE SOLE SHAREHOLDER OF ITS RESPECTIVE SERIES OF THE TRUST. THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE FUNDS, AS DEFINED IN THE 1940 ACT, BELIEVE THAT THE NEW ARRANGEMENT IS IN THE BEST INTERESTS OF THE SHAREHOLDERS OF EACH FUND AND RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE "FOR" THE PROPOSAL.

                            ------------------------

                                 PROPOSAL NO. 6
                                RATIFICATION OF
                              INDEPENDENT AUDITOR

                            ------------------------

    Pursuant to Section 32 of the 1940 Act, the Board of Directors of each Fund, including a majority of directors who are not "interested persons" of each Fund, unanimously selected the firm of KPMG Peat Marwick LLP, Portland, Oregon as independent auditors for the Funds for the fiscal years ending October 31, 1995, and October 31, 1996. This is the first annual meeting to be held since the Board of Directors made such selection at a duly called meetings. The selection is subject to ratification at the next succeeding annual meeting of shareholders. Further, it is anticipated that at fiscal year end the Reorganization will have been completed and KMPG Peat Marwick LLP will be acting as independent auditors for the Trust. KPMG Peat Marwick LLP has served as each Fund's independent auditors since September, 1989. Representatives of KPMG Peat Marwick LLP are expected to be present at the annual meeting, and will have an opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions. Proposal No. 6 seeks the ratification of KPMG Peat Marwick LLP as independent auditors for the Funds and the Trust for the fiscal years ending October 31, 1995, and October 31, 1996.

RECOMMENDATION

    The Directors, including the directors who are not interested persons, believe that KPMG Peat Marwick LLP should be selected as the Funds' and the Trust's independent auditors and recommend that the shareholders ratify their selection.

                            ------------------------

                              VOTING, SOLICITATION
                            ------------------------

VOTING, QUORUM

    Each share of a Fund is entitled to one vote on each matter submitted to a vote of the shareholders of that Fund at the meeting; no shares have cumulative voting rights.

    Approval of Proposal No. 1 requires the affirmative vote of the holders of two-thirds of the outstanding shares of each Fund. Proposal No. 2, involving the election of directors and authorizing the election of trustees, requires the affirmative vote of a majority of the shares of each respective Fund present in person or represented by proxy at the meeting, provided a quorum is present. Approval of Proposals 3, 4, 5, and 6 require the affirmative vote of the lesser of (i) 67% or more of the shares of each Fund present in person at the meeting or represented by proxy, if holders of more than 50% of the shares of such Fund outstanding on the record date are present, in person or by proxy, or (ii) 50% of the outstanding shares of the respective Fund on the record date.

    A quorum for the transaction of business is constituted with respect to each Fund by the presence in person or by proxy of the holders of not less than a majority of the outstanding shares of such Fund entitled to vote at the meeting. If, by the time scheduled for the meeting, a quorum of shareholders of each Fund is not present or if a quorum of each Fund's shareholders is present but sufficient votes in favor of each of the Proposals described in this proxy statement are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies from shareholders of any Fund which has not received sufficient votes. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund with respect to which the meeting is being adjourned, present in person or represented by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interests of the respective Fund's shareholders. The meeting may be adjourned without further notice, to a date not more than 120 days after the original record date.

    In  tallying  shareholder  votes,  abstentions  and  broker  non-votes (i.e.
proxies sent in by brokers and other nominees which cannot be voted on a Proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether a quorum is present for purposes of convening the meeting. Abstentions and broker non-votes will be considered to be both present and issued and outstanding and, as a result, will have the effect of being counted as votes against a specific Proposal.

    If the accompanying form or forms of proxy are properly executed and returned in time to be voted at the meeting, the shares convened thereby will be voted in accordance with the instructions thereon by the shareholder. Executed proxies that are unmarked will be voted for each Proposal submitted to a vote of the shareholders. Any proxy may be revoked at any time prior to its exercise by providing written notice of revocation to the appropriate Fund, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

SOLICITATION OF PROXIES


    In addition to the solicitation of proxies by mail or expedited delivery service, the Directors of the Funds and employees and agents of Crabbe Huson Group may solicit proxies in person or by telephone. The Funds will request each bank or broker holding shares for others in its name or custody, or in the names of one or more nominees, to forward copies of the proxy materials to the persons for whom it holds such shares and to request authorization to execute the proxies. Upon request, such banks, brokers, and nominees will be reimbursed for their out-of-pocket expenses in connection therewith. D.F. King & Co. Inc. has been retained to aid in the overall organization of this proxy solicitation, including the proxy production, mailing, and vote processing. It is anticipated that the cost of using D.F. King & Co., Inc. will not exceed $200,000. The cost of preparing, assembling, mailing, transmitting proxy materials and of soliciting proxies on behalf of the Board of Directors will be borne by the Funds on a pro rata basis based upon the net asset value of the Funds.


BENEFICIAL OWNERSHIP


    The following table shows the persons known by the Funds to beneficially own 5 percent or more of any class of any of the Funds' voting securities, and the ownership of the officers and the persons nominated as Directors of the Funds, individually and as a group, as of December 20, 1995. Beneficial owners marked with an asterisk are nominees holding shares for beneficial owners and the Funds have no records concerning the actual beneficial owners:

                      THE CRABBE HUSON SPECIAL FUND, INC.


                                              APPROXIMATE
                                           NUMBER OF SHARES    APPROXIMATE
                                             BENEFICIALLY      PERCENT OF
            BENEFICIAL OWNERS                    OWNED         SHARES (1)
-----------------------------------------  -----------------  -------------
Charles Schwab & Co. Inc.*                      22,023,954          33.61
Special Custody A/C
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122
Gary L. Capps, Director                             24,116
Bob L. Smith, Director                                 852
Richard P. Wollenberg, Director                     12,492
William Wendell Wyatt, Jr., Director                   410
Officers and Directors as a group                   37,870


------------------------


(1) No Director individually owns and the Directors and officers as a group do not own in excess of 1% of the Special Fund's shares.


               THE CRABBE HUSON REAL ESTATE INVESTMENT FUND, INC.


                                              APPROXIMATE
                                           NUMBER OF SHARES   APPROXIMATE
                                             BENEFICIALLY      PERCENT OF
            BENEFICIAL OWNERS                    OWNED         SHARES (1)
-----------------------------------------  -----------------  ------------
Enele Co. C/F*                                    996,057           50.82
Pacific Northwest Trust Company
121 S.W. Morrison, Suite 1450
Portland, OR 97204-3144
Richard S. Huson, Director, President               5,066
Richard P. Wollenberg, Director                     2,085
Officers and Directors as a group                   7,151


------------------------


(1) No Director individually owns and the Directors and officers as a group do not own in excess of 1% of the Real Estate Fund's shares.

                       THE CRABBE HUSON EQUITY FUND, INC.


                                              APPROXIMATE
                                           NUMBER OF SHARES   APPROXIMATE
                                             BENEFICIALLY      PERCENT OF
            BENEFICIAL OWNERS                    OWNED         SHARES (1)
-----------------------------------------  -----------------  ------------
Charles Schwab & Co., Inc.*                      5,995,144          25.77
Special Custody A/C
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122
Richard S. Huson, Director, President                5,066
Bob L. Smith, Director                               5,294
Richard P. Wollenberg, Director                      2,085
Officers and Directors as a group                   12,445


------------------------


(1) No Director individually owns and the Directors and officers as a group do not own in excess of 1% of the Equity Fund's shares.


                  THE CRABBE HUSON ASSET ALLOCATION FUND, INC.


                                              APPROXIMATE
                                           NUMBER OF SHARES    APPROXIMATE
                                             BENEFICIALLY      PERCENT OF
            BENEFICIAL OWNERS                    OWNED         SHARES (1)
-----------------------------------------  -----------------  -------------
Enele Co. C/F*                                    980,302            9.02
Pacific Northwest Trust Company
121 SW Morrison, Suite 1450
Portland, Oregon
Gary L. Capps, Director                                 5
William Wendell Wyatt, Jr.                            296
Officers and Directors as a group                     301


------------------------


(1) No Director individually owns and the Directors and officers as a group do not own in excess of 1% of the Asset Allocation Fund's shares.

                     THE OREGON MUNICIPAL BOND FUND, INC .


    The Oregon Bond Fund does not have any 5% beneficial owners and the no officer or Director holds shares in the Fund.


                       THE CRABBE HUSON INCOME FUND, INC.


                                              APPROXIMATE
                                           NUMBER OF SHARES    APPROXIMATE
                                             BENEFICIALLY      PERCENT OF
            BENEFICIAL OWNERS                    OWNED           SHARES
-----------------------------------------  -----------------  -------------
Enele Co. FBO                                      73,397           10.34
Blackwell NA Ret A/C 5326
121 S.W. Morrison, Suite 1450
Portland, OR 97204-3144
South Coast Orthopedic                             43,462            6.12
Assoc. P.C.
401(k) Combination
Prototype Plan
FBO Curtis D. Adams --
PEN & PSP
4225 Cape Arago Hwy
Coos Bay, OR 97420-9698
Enele Co. C/F*                                     41,647            5.87
Pacific Northwest Trust Company
121 S.W. Morrison, Suite 1450
Portland, Oregon
Klamath Medical Service Bureau                     36,936            5.20
2500 Daggett Street
Klamath Falls, Oregon
Officers and Directors, as a group                   none

               THE CRABBE HUSON U.S. GOVERNMENT INCOME FUND, INC.


                                              APPROXIMATE
                                           NUMBER OF SHARES   APPROXIMATE
                                             BENEFICIALLY      PERCENT OF
            BENEFICIAL OWNERS                    OWNED           SHARES
-----------------------------------------  -----------------  ------------
Enele Co. C/F*                                    77,778             9.90
Pacific Northwest Trust Company
121 S.W. Morrison, Suite 1450
Portland, Oregon 97204
State Street Bank &                               51,787             6.59
Trust Co. C/F
Beverly M. Hodge
369 Kubli Road
Grants Pass, Oregon 97527
Klamath Medical Service Bureau                    51,746             6.59
2500 Daggett Street
Klamath Falls, Oregon
Tillamook County Smoker, Inc.                     41,537             5.29
15500 Miami Foley Rd.
Bay City, OR 97107-9708
Officers and Directors as a group                   none


                        THE CRABBE HUSON U.S. GOVERNMENT
                            MONEY MARKET FUND, INC.


                                              APPROXIMATE
                                           NUMBER OF SHARES   APPROXIMATE
                                             BENEFICIALLY      PERCENT OF
            BENEFICIAL OWNERS                    OWNED           SHARES
-----------------------------------------  -----------------  ------------
Enele Co.*                                      15,555,107          29.28
Pacific Northwest Trust Company
121 S.W. Morrison, Suite 1450
Portland, Oregon
James E. Crabbe, Secretary                         617,035           1.16
Richard S. Huson, President                        470,710            .88
Officers and Directors, as a group               1,087,745           2.04

                            ------------------------

                             SHAREHOLDER PROPOSALS
                            ------------------------

    The Funds do not anticipate holding an annual meeting of shareholders in 1997. A shareholder desiring to submit a proposal for presentation at a meeting of shareholders should send the proposal to the officers of that Fund at 121 S.W. Morrison, Suite 1400, Portland, OR 97204.

                            ------------------------

                                 OTHER MATTERS
                            ------------------------

    Management does not know of any other matters to be presented at the meeting other than those mentioned in this Proxy Statement. However, if any other business should come before the meeting, it is management's intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy. If any nominee for election as Director shall be unable to serve by reason of an unexpected occurrence, the proxies will vote according to their best judgment.

                                 By Orders of the
                                 Board of Directors
                                 of each Fund

                                 Craig P. Stuvland
                                 SECRETARY


Portland, Oregon
December 29, 1995

                                                                       EXHIBIT 1

                            INVESTMENT RESTRICTIONS

    The investment restrictions described below have been adopted by the Funds as fundamental investment policies. These fundamental investment policies may not be changed without the approval of the holders of the lesser of (a) a majority of a Fund's outstanding shares or (b) 67% of the shares represented at a meeting of shareholders at which the holders of more than 50% of the shares are represented.

THE CRABBE HUSON SPECIAL FUND, INC.
THE CRABBE HUSON EQUITY FUND, INC.
THE CRABBE HUSON ASSET ALLOCATION FUND, INC.

    These funds may not:

    1. Invest an amount that exceeds 5.0% of the value of a Fund's total assets in the securities of any one issuer. This restriction does not apply to holdings of U.S. Government securities.

    2. Invest more than 25% of their total assets in any one industry. This restriction does not apply to holdings of U.S. Government securities.

    3. Purchase the securities of any issuer for the purpose of exercising control of management, and a Fund may not acquire or own more than 10% of any class of the securities of any issuer.

    4. Underwrite the securities of other issuers or invest more than 10% of net assets in illiquid securities, such as repurchase agreements with a maturity in excess of seven days. Notwithstanding the above, these Funds may not invest in restricted securities (including, but not limited to, nonpublicly traded debt securities).

    5. Invest in securities of other investment companies, except as set forth in the Statement of Additional Information under "SECURITIES OF OTHER INVESTMENT COMPANIES."

THE CRABBE HUSON REAL ESTATE INVESTMENT FUND, INC.

    This Fund may not:

    1. With respect to at least 75% of the Fund's total assets, invest an amount that exceeds 5% of the value of the Fund's total assets in the securities of any one issuer or invest in more than 10% of the outstanding voting securities of any one issuer. This restriction does not apply to holdings of government securities.

    2. Purchase the securities of any issuer for the purpose of exercising control of management, and the Fund may not acquire or own more than 10% of any class of the securities of any company.


    3. Invest more than 5% of its total assets in "restricted securities" (i.e., securities that would be required to be registered prior to distribution to the public), excluding restricted securities eligible for resale to certain institutional investors pursuant to Rule 144A of the Securities Act of 1933; provided, however, that no more than 15% of the Fund's total assets may be invested in restricted securities, including securities eligible for resale under rule 144A.


THE OREGON MUNICIPAL BOND FUND, INC.

    This Fund may not:

    1. Purchase common stocks, preferred stocks, warrants, or other equity securities.


    2.    Purchase  securities of  any  issuer  (other than  obligations  of, or guaranteed by, the United States Government, its agencies, or instrumentalities) if, as a result, more than 25% of the value of the Fund's total assets would be invested in securities of that issuer.


    3. With respect to at least 50% of the Fund's total assets, purchase securities of any issuer (except securities issued or guaranteed by the United States government or its agencies or instrumentalities) if, as a result, more than 5% of the value of the fund's total assets would be invested in securities of that issuer.

    4. Invest more than 10% of the Fund's total assets in securities of issuers that, with their predecessors, have a record of less than 3 years of continuous operation.

    5. Concentrate more than 25% of the value of its total assets in any one industry; PROVIDED HOWEVER, that, for purposes of this limitation, tax-exempt municipal securities and United States Government obligations are not considered to be part of any industry.


    6. Invest in securities subject to legal or contractual restrictions on resale or in repurchase agreements maturing in more than seven days if, as a result of such investment, more than 10% of the net assets of the Fund would be invested in such securities.

    7.  Invest in companies for the purpose of exercising control or management.

    8. Invest in securities of other investment companies, except as set forth in the Statement of Additional Information under "Securities of Other Investment Companies."

THE CRABBE HUSON INCOME FUND, INC.

    This Fund may not:

    1.  Buy or sell common stock.

    2. Invest an amount that exceeds 5% of the value of the Fund's total assets in the securities of any one issuer. This restriction does not apply to holdings of U.S. Government securities.

    3. Invest more than 25% of its total assets in any one industry (except U.S. Government securities).

    4. Purchase the securities of any issuer for the purpose of exercising control of management, and the Fund may not acquire or own more than 10% of any class of the securities of any issuer.

    5. Underwrite the securities of other issuers or invest more than 10% of its net assets in illiquid securities, such as repurchase agreements with a maturity in excess of seven days. Notwithstanding the above, the Fund may not invest in restricted securities (including, but not limited to, nonpublicly traded debt securities).

    6. Invest in securities of other investment companies, except as set forth in the Statement of Additional Information under the heading "SECURITIES OF OTHER INVESTMENT COMPANIES."

THE CRABBE HUSON U.S. GOVERNMENT INCOME FUND, INC.

    This Fund may not:

    1.  Buy or sell common stock

    2. Underwrite the securities of other issuers or invest more than 10% of its net assets in illiquid securities, such as repurchase agreements with a maturity in excess of seven days. Notwithstanding the above, the Fund may not invest in restricted securities (including, but not limited to, nonpublicly traded debt securities).

    3.  Invest in securities of other investment companies.

    4. Purchase securities that are other than direct or indirect obligations of the United States Government or its agencies or instrumentalities and repurchase agreements with respect to those obligations.

THE CRABBE HUSON U.S. GOVERNMENT MONEY MARKET FUND, INC.

    This Fund may not:

    1.  Buy or sell common stock.

    2.  Invest an amount that exceeds 5% of the value of the Fund's total assets
        in   the  securities  of  any  one  issuer  (excluding  U.S.  Government securities).

    3. Invest more than 25% of its total assets in any one industry (excluding U.S. Government securities).

    4. Purchase securities that are other than direct or indirect obligations of the United States Government or its agencies or instrumentalities and repurchase agreements with respect to those obligations.

    5. Purchase the securities of any issuer for the purpose of exercising control of management, and the Fund may not acquire or own more than 10% of any class of securities of any issuer.

    6. Underwrite the securities of other issuers or invest more than 10% of its net assets in illiquid securities, such as repurchase agreements with a maturity in excess of seven days. Notwithstanding the above, the Fund may not invest in restricted securities (including but not limited to, nonpublicly traded debt securities).

    7.  Invest in securities of other investment companies.

                                                                       EXHIBIT 2

                      MASTER INVESTMENT ADVISORY AGREEMENT

    This  Master Investment Advisory Agreement is made this    day of          ,
1995 by and between the Crabbe Huson Funds, a Delaware business trust (the "Trust"), and The Crabbe Huson Group, Inc., an Oregon corporation (the "Adviser").

                                    RECITALS

    1. The Trust is organized to operate as an open-end management investment company and during the term of this Agreement will be so registered under the Investment Company Act of 1940 (the "1940 Act").

    2. The Adviser is engaged in the business of rendering investment management services under the Investment Advisers Act of 1940.

    3. The Trust will operate as a "series company" as contemplated by Rule 18f-2 under the 1940 Act and is authorized to issue shares of beneficial interest ("Shares") in separate series and sub-series with each such series and sub-series representing an interest in a separate portfolio of securities and other assets during the term of this Agreement.

    4. The Trust intends initially to offer Shares in one Series: The Crabbe Huson Small Cap Fund. Shortly thereafter, The Crabbe Huson Special Fund, Inc., The Crabbe Huson Real Estate Investment Fund, Inc., The Crabbe Huson Equity Fund, Inc., The Crabbe Huson Asset Allocation Fund, Inc., The Oregon Municipal Bond Fund, Inc., The Crabbe Huson Income Fund, Inc., The Crabbe Huson U.S. Government Income Fund, Inc., and The Crabbe Huson U.S. Government Money Market Fund, Inc. (the "Existing Funds"), intend to transfer substantially all their assets into the Trust, and the Trust will issue shares in the following eight additional series to the shareholders of the Existing Funds, (1) The Crabbe Huson Special Fund; (2) The Crabbe Huson Real Estate Investment Fund; (3) The Crabbe Huson Equity Fund; (4) The Crabbe Huson Asset Allocation Fund; (5) The Crabbe Huson Income Fund; (6) The Crabbe Huson Municipal Bond Fund; (7) The Crabbe Huson U.S. Government Income Fund; and (8) The U.S. Government Money Market Fund together with The Crabbe Huson Small Cap Fund Series (the "Initial Series"). The Initial Series, together with all other Series subsequently established by the Trust with respect to which the Trust desires to retain the Adviser to render investment advisory services hereunder and with respect to which the Adviser is willing to provide such services, shall hereinafter be referred to collectively as the "Series."

                                   AGREEMENT

    In consideration of the mutual covenants contained in this Agreement, it is hereby agreed as follows:

    1.  DUTIES OF THE MANAGER.

    1.1 GENERAL DUTIES OF ADVISER. The Trust hereby retains the Adviser to act as its manager and investment adviser and to furnish the Trust with the management and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Trustees of the Trust, for the period and on the terms and conditions set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render such services, and to arrange for the rendering of such services, and to assume the obligations herein set forth for the compensation provided for herein.

    1.2 MANAGEMENT AND ADMINISTRATIVE SERVICES. The Adviser shall perform, or supervise the performance of, the management and administrative services necessary for the operation of each Series to the extent requested by the Trustees and to the extent such services are not already performed by State Street Bank and Trust Company ("State Street") pursuant to the Administration
Agreement, dated                   , between State Street and the Trust.

    1.3 INVESTMENT ADVISORY SERVICES. The Adviser shall provide each Series with, or supervise the provision of, such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of each Series. The Adviser shall act as investment adviser to each Series and as such shall furnish continuously an investment program for each Series and shall make determinations, or supervise the making of determinations, as to which securities shall be purchased, sold or exchanged and what portion of the assets of each Series shall be held in the various securities in which each Series invests or in cash, subject always to the restrictions of the Declaration of Trust and By-Laws of the Trust, as amended from time to time, the provisions of the 1940

Act and the statements relating to each Series' investment objective, investment policies and investment restrictions as the same are set forth in the Prospectus and Statement of Additional Information. The Adviser shall make determinations, or supervise the making of determinations, as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to each Series' portfolio securities shall be exercised. Should the Board of Trustees, however, make any definite determination as to investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Adviser shall take, on behalf of each Series, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place, or supervise the placing of, all orders for the purchase or sale of portfolio securities for each Series' account with brokers or dealers selected by it, and to that end, the Adviser is authorized as the agent of the Trust to give instructions to the custodian of the Trust as to deliveries of securities and payments of cash for the account of each Series. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to seek to obtain executions and price within the policy guidelines determined by the Board of Trustees of the Trust and set forth in the Prospectus and Statement of Additional Information. Subject to this requirement and the provisions of the 1940 Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Adviser or subadviser, if any, may select brokers or dealers with which it, the subadviser or the Trust, is affiliated.

    1.4 ADDITION OF A SERIES. In the event that the Trust establishes one or more Series of Shares other than the Initial Series with respect to which it desires to retain the Adviser to render management and investment advisory services hereunder, it shall so notify the Adviser in writing, indicating the advisory fee which will be payable with respect to the additional Series of Shares and indicating any further information it may need to approve the retention of the Adviser. If the Adviser is willing to render such services, it shall so notify the Trust in writing and supply any requested information. If the information is satisfactory, the Board of Trustees shall, at a duly called meeting, retain the Adviser and such series shall become a Series under this Agreement.

    2.  ALLOCATION OF CHARGES AND EXPENSES.

    2.1 PROVISION OF FACILITIES AND PERSONNEL BY ADVISER. Adviser agrees to furnish such investment advice described in paragraph 1, above, and to furnish, for the use of the Trust, office space and all necessary office facilities, equipment and personnel for servicing the investments of each Series, maintaining its organization and assisting in providing shareholder communications and information services and to permit any of its officers and employees to serve, without compensation, as trustees, or officers of the Trust if elected to such positions. Adviser shall pay the salaries and fees, if any, of all officers of the Trust and of all trustees of the Trust who are "interested persons" as defined in the 1940 Act of the Trust or of the Adviser and of all personnel of the Trust or Adviser performing services relating to research, statistical and investment activities.

    2.2 RESPONSIBILITY FOR EXPENSES. The Trust shall pay all its expenses other than those expressly stated to be payable by Adviser herein or the Trust's Distributor pursuant to the Distribution Agreement (as defined in the Fund's current Prospectus). The expenses payable by the Trust shall include, without limitation, (a) interest and taxes; (b) fees payable hereunder; (c) brokerage commissions and other costs in connection with the purchase or sale of securities; (d) fees and expenses of its Trustees other than those who are "interested persons" of the Trust or the Adviser; (e) legal and audit expenses;
(f) transfer agent expenses and expenses for servicing shareholder accounts; (g) expenses of computing the net asset value of the Shares of the Trust and the amount of dividends payable thereon; (h) custodian fees and expenses; (i) fees and expenses related to the registration and qualification of the Trust and its Shares for distribution under state and federal securities laws; (j) expenses of printing and mailing reports, notices and proxy materials to shareholders of the Trust; (k) the cost of share certificates, if any; (l) reports, membership and dues in the Investment Company Institute or any similar organi-zation; (m) expenses of preparing and type setting prospectuses; (n) expenses of printing and mailing prospectuses sent to existing shareholders; (o) such nonrecurring expenses as may arise, including expenses incurred in actions, suits or proceedings to which the Trust is a party and the legal obligation which the Trust may have to indemnify its officers and Trustees in respect thereto; (p) costs of State Street; and (q) such other expenses as the Trustees may, from time to time, determine to be properly payable by the Trust.

    2.3 EXPENSES IN EXCESS OF LIMITATIONS. If the operating expenses of a Series, including amounts payable to the Adviser pursuant to Section 5 of this Agreement, for any fiscal year ending on a date on which this Agreement is in effect exceed the expense limitations applicable to the Series imposed by any state securities laws, or regulations thereunder, as such limitations may be raised or lowered from time to time, the Adviser shall reduce its management fee to the extent of such excess and, if required by any such laws or regulations, will reimburse the Trust for annual operating expenses in excess of any expense limitation that may be applicable; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions, and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Trust. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis and shall be based upon the expense limitation applicable to the Series as of the end of the last business day of the month. Should two or more such expense limitations be applicable as of the end of the last business day of the month, that expense limitation which results in the largest reduction in the Adviser's fee shall be applicable. Such reimbursement, if any, shall be made by the Adviser within 30 days of the date upon which audited financial statements in the fiscal year as to which such reimbursement is due are first available to the Trust.

    2.4 COMPUTATION OF EXPENSE LIMITATION. For purposes of this provision, should any applicable expense limitation be based upon the gross income of a Series, such gross income shall include, but not be limited to, interest on debt securities in the Series' portfolio accrued to and including the last day of the Series' fiscal year, the record dates for which fall on or prior to the last day of such fiscal year, but shall not include gains from the sales of securities.

    3.  CONTROL OF  INVESTMENT  POLICIES.    The  investment  policies  and  all
other actions of each Series are, and shall at all times be, subject to the control and direction of the Board of Trustees of the Trust.

    4. PLACEMENT OF ORDERS. With respect to services performed in connection with the purchase and sale of portfolio securities on behalf of each Series, the Adviser may place transaction orders for each Series with brokers or dealers selected by the Adviser. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused a Series to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibility with respect to the Series and to other accounts of the Adviser as to which the Adviser exercises investment discretion.

    5. COMPENSATION. The Trust shall pay the Adviser as full compensation for all services rendered to a Series a management fee for that Series determined in accordance with Schedule A attached hereto, which schedule shall be amended any time a Series is added to the Initial Series.

    6. RELATIONSHIP OF PARTIES. In acting under this Agreement, the Adviser shall be an independent contractor and shall not be an agent of the Trust. The services of the Adviser under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others, including other investment companies, so long as its services under this Agreement are not impaired by the delivery of such services.

    7.  LIABILITY OF ADVISER.

    7.1 LIMITATION OF LIABILITY. The Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in
Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard by it of its obligations and duties hereunder. The Adviser shall not be liable for any losses caused by disturbances of its operations by virtue of force majeure, war, riot, or damage caused by nature or due to other events for which the Adviser is not responsible (E.G., strike, lock-out or losses caused by the imposition of foreign exchange controls, expropriation of assets or other acts of domestic or foreign authorities). As used in this Section 7.1, the term Adviser shall include any affiliates of the Adviser performing services for the Trust contemplated hereby and directors, officers, partners and employees of the Adviser and of such affiliate.


    7.2 INDEMNIFICATION. The Trust shall indemnify the Adviser, its officers, directors, shareholders and employees (each, "Indemnitees") and hold Indemnitees harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Indemnitees or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Trust or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Indemnitees in connection with the performance of any of its duties or obligations under this Agreement; provided, however, that nothing contained herein shall protect or be deemed to protect the Indemnitees against or entitle or be deemed to entitle the Indemnitees to indemnification in respect of any liability to the Trust or its security holders to which the Indemnitees would otherwise be subject by reason of a breach of fiduciary duty with respect to the receipt of compensation for services or of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its duties and obligations under this Agreement (hereinafter "Disabling Conduct"). The determination whether the actions of an Indemnitee constituted Disabling Conduct shall be established (a) by a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnitee did not engage in Disabling Conduct, or (b) in the event of a settlement or other disposition not involving a final decision on the merits and resulting in a payment by an Indemnitee unless there has been a determination that such Indemnitee did not engage in Disabling Conduct by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts that Indemnitee did not engage in Disabling Conduct, such determination being made by: (i) a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of Disinterested Trustees act on the matter) or (ii) written opinion of independent legal counsel. For purposes of this paragraph, a Disinterested Trustee is one (i) who is not an Interested Person of the Trust as such term is defined in the 1940 Act and (ii) against whom none of such actions, suits or other proceedings or another action, suit or proceeding on the same or similar ground is then or has been pending. Expenses of preparation and presentation of a defense to any claim, suit or proceeding subject to a claim for indemnification under this Section shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount of it is ultimately determined that he is not entitled to indemnification under this Section, provided that either: (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against such losses arising out of any such advances; or (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of Disinterested Trustees act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts that there is reason to believe that the recipient ultimately will be found entitled to indemnification.



    8. LICENSE TO USE THE CRABBE HUSON NAMES. The Trust is named the Crabbe Huson Funds and each Series may be identified, in part, by the name "Crabbe Huson." The Trust acknowledges that prior to the date hereof, the name "Crabbe Huson" has been used by each of the Trust's predecessors, and, along with the name "The Crabbe Huson Family of Mutual Funds" and certain other names which include the words "Crabbe Huson" (the "Crabbe Huson Names"), were used and will be used with the permission of the Adviser or its predecessors-in-interests. The Adviser hereby grants to the Trust a nonexclusive right and license to use the Crabbe Huson Names and the words "Crabbe Huson" as part of the name of the Trust and each Series of the Trust only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Adviser's business as Adviser or any extension, renewal or amendment thereof remain in effect. The Trust agrees that it shall acquire no interest in the name "Crabbe Huson," that all uses thereof by the Trust shall inure to the benefit of the Adviser and that it shall not challenge the validity or Adviser's ownership thereof.


    9. ACKNOWLEDGEMENT OF INTERESTED STATUS. Subject to all applicable statutes and regulations, it is understood that directors, officers or agents of the Trust are or may be interested in the Adviser as officers, directors, agents, shareholders or otherwise and that the officers, directors, shareholders and agents of the Adviser may be interested in the Trust as officers, directors, agents, shareholders or otherwise.

    10. TERMINATION. This Agreement shall become effective on the date hereof and shall remain in full force and effect until the annual anniversary of the date of this Agreement, unless sooner terminated as provided below. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the 1940 Act. This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without payment of any penalty by the Trust or by the Adviser on 60 days written notice to the other party. This Agreement may be terminated at any time without notice by the Trust if it is established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken action which results in a breach of the covenants of the Adviser set forth in this Agreement. Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation described in Section 5 earned prior to such termination.

    11. SEVERABILITY.    If any  provision of  this Agreement  shall be  held or
made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not thereby be affected.

    12. NOTICES.    Any  notice  under  this  Agreement  shall  be  in  writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

    IN WITNESS WHEREOF, the Fund and Adviser have caused this Agreement to be executed as of the date first written above.

                                 CRABBE HUSON FUNDS

              ------------------------------------------------------------------
                                 By: Richard S. Huson
                                 Its: President

                                 THE CRABBE HUSON GROUP, INC.

              ------------------------------------------------------------------
                                 By: James E. Crabbe
                                 Its: President

                                   SCHEDULE A

    Each Series shall pay the Adviser as compensation for its services, a fee determined and accrued daily and paid bi-monthly, based on a stated percentage of the average daily net assets of such Series per annum as set forth below

                              SPECIAL FUND SERIES
                             SMALL CAP FUND SERIES
                            REAL ESTATE FUND SERIES
                               EQUITY FUND SERIES
                          ASSET ALLOCATION FUND SERIES

NET ASSET VALUE                                       ANNUAL RATE
--------------------------------------------------  ---------------
First $100 Million................................         1.00%
Next $400 Million.................................         0.85%
Amounts over $500 Million.........................         0.60%

                        INCOME FUND SERIES


NET ASSET VALUE                                       ANNUAL RATE
--------------------------------------------------  ---------------
First $100 Million................................         0.75%
Next $400 Million.................................         0.60%
Amounts over $500 Million.........................         0.50%

                      OREGON BOND FUND SERIES
                U.S. GOVERNMENT INCOME FUND SERIES
             U.S. GOVERNMENT MONEY MARKET FUND SERIES

NET ASSET VALUE                                       ANNUAL RATE
--------------------------------------------------  ---------------
First $100 Million................................         0.50%
Next $400 Million.................................         0.45%
Amounts over $500 Million.........................         0.40%

                                                                       EXHIBIT 3

                             SUBADVISORY AGREEMENT
                            (THE REAL ESTATE SERIES)

    THIS AGREEMENT made this 6th day of September, 1995, by and among The Crabbe Huson Group, Inc., an Oregon corporation (the "Adviser"), Aldrich, Eastman, & Waltch, L.P., a Delaware limited partnership (the "Subadviser"), and the Crabbe Huson Funds, a Delaware business trust (the "Trust").

                                   BACKGROUND

    12.0.1 The Trust is engaged in business as a diversified open-end investment company registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended (hereinafter referred to as the "Investment Company Act"). The Read Estate Fund Series is a series of the Trust (the "Series").

    12.0.2 The Adviser and the Subadviser are engaged in business as registered investment advisers under the Investment Advisers Act of 1940, as amended.

    12.0.3   The Adviser has entered  into a Master Investment Advisory Contract
with the Series dated         , 1996 (the "Advisory Contract").

    12.0.4 The Subadviser is willing to provide investment advisory services to the Adviser in connection with the Series' operations on the terms and conditions hereinafter set forth.

                                   AGREEMENT

    In consideration of the mutual covenants and agreements of the parties hereto herein set forth, the parties covenant and agree as follows:

                                   ARTICLE I
                            DUTIES OF THE SUBADVISER

    Subject to the supervision of the Adviser, the Subadviser shall continuously furnish an investment program for the Series and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Series shall be held in the various securities in which the Series invests or in cash, subject always to the restrictions of the Declaration of Trust and Bylaws of the Series, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Series' investment objective, investment policies and investment restrictions as the same are set forth in the currently effective prospectus and statement of additional information relating to the shares of the Series under the Securities Act of 1933, as amended (the "Prospectus" and "Statement of Additional Information," respectively). Subject to the supervision of the Adviser, the Subadviser may make determinations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Series' securities shall be exercised. Subject to the supervision of the Adviser, the Subadviser shall take, on behalf of the Series, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Series' account with brokers or dealers selected by it, and to that end, the Subadviser is authorized as the agent of the Series to give instructions to the Custodian of the Series as to deliveries of securities and payments of cash for the account of the Series. In connection with the selection of such brokers or dealers and the placing of such orders, the Subadviser is directed at all times, subject to the supervision of the Adviser, to seek to obtain executions and price within the policy guidelines determined by the Board of Trustees of the Trust and set forth in the Prospectus and Statement of Additional Information. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Subadviser may select brokers or dealers with which the Adviser, the Subadviser or the Series, is affiliated.

                                   ARTICLE II
                       ALLOCATION OF CHARGES AND EXPENSES

    The Subadviser shall furnish, at its own expense, all administrative services, office equipment and facilities, investment advisory, statistical and research services, and executive, supervisory, compliance and clerical personnel necessary to carry out its obligations under this Agreement. The Subadviser shall not be responsible for any expenses other than those set forth in this
Article II.

                                  ARTICLE III
                         COMPENSATION OF THE SUBADVISER

    As compensation for its services, the Adviser will pay to the Subadviser at the end of each calendar month, a fee equal to the greater of (a) 37.5% of one percent of the average daily net asset value of the Series (the "ADNAV") up to the first $100 million of net asset value, 31.88% of one percent of the ADNAV for the next $400 million of net asset value, and 22.5% of one percent of the ADNAV for amounts in excess of $500 million of net asset value, or (b) 50% of the actual fees paid by the Series to Crabbe Huson Group.

                                   ARTICLE IV
                   LIMITATION OF LIABILITY OF THE SUBADVISER

    The Subadviser shall exercise its best judgment in rendering the services provided by it under this Agreement. The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Series, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b) of the Investment Company Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard by it of its obligations and duties hereunder. As used in this Article IV, the term "Subadviser" shall include any partners, shareholders, directors, officers, and employees of the Subadviser. The Subadviser shall be protected with respect to actions which it takes or from which it forbears in reliance on advice of any unaffiliated agent or counsel, if such agent or counsel has been prudently selected.

    The Series shall indemnify the Subadviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Subadviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Series or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Subadviser in connection with the performance of any of its duties or obligations under this Agreement; provided, however, that nothing contained herein shall protect or be deemed to protect the Subadviser against or entitle or be deemed to entitle the Subadviser to indemnification in respect of any liability to the Series or its security holders to which the Subadviser would otherwise be subject by reason of a breach of fiduciary duty with respect to the receipt of compensation for services or of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its duties and obligations under this Agreement.

                                   ARTICLE V
                COMPLIANCE WITH SECURITIES LAWS AND REGULATIONS

    In rendering its services hereunder, the Subadviser shall comply in all material respects with all applicable federal and state securities laws and regulations. It shall (i) remain registered as an investment adviser with the Securities and Exchange Commission and with regulatory agencies in each jurisdiction in which, as subadviser of the Series, such registration is required, (ii) provide information and reports for the purpose of establishing that it is complying with applicable laws, regulations and compliance procedures at such intervals and in such detail as the Adviser may reasonably request,
(iii) provide information for the purpose of allowing the Adviser, the Series and the Trust to file all regulatory and compliance reports it is required to file including any filings required by the Securities and Exchange Commission, state regulatory agencies, and the NASD, and (iv) notify the Adviser promptly of any event which comes to the attention of the Subadviser or any of its officers, directors or employees which constitutes a failure to comply with applicable laws, regulations and compliance procedures. Adviser, on its own behalf and on behalf of the Series, acknowledges receipt from Subadviser (at least 48 hours prior to entering into this Agreement) of Part II of Subadviser's Form ADV as filed with the Securities and Exchange Commission.

                                   ARTICLE VI
                   DURATION AND TERMINATION OF THIS AGREEMENT

    This Agreement shall become effective as of the date first above written and shall remain in force for a period of more than two years only so long as the Investment Advisory Contract remains in force and provided that such continuance is specifically approved at least annually by (i) the

Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Series and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

    This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, or by the Subadviser or the Adviser on thirty days' written notice to the other party. This Agreement shall not be assigned by the Subadviser without the prior consent of Adviser and the Trust.

                                  ARTICLE VII
                          AMENDMENTS OF THIS AGREEMENT

    No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement shall be effective until approved by (i) the vote of a majority of outstanding voting securities of the Series, and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE VIII
                          DEFINITIONS OF CERTAIN TERMS

    The terms  "vote  of  a  majority of  the  outstanding  voting  securities,"
"assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act of 1940, and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE IX
                                 GOVERNING LAW

    This Agreement shall be construed in accordance with the laws of the State of Oregon without reference to choice of law principles thereof and in accordance with the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of Oregon, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE X
                                 MISCELLANEOUS

    The Adviser, on its own behalf and on behalf of the Series, acknowledges that Subadviser, on behalf of other clients, on its own behalf, and/or on behalf of any of its affiliates, may from time to time make or consider making investments in real estate related companies, including, without limitation, real estate investment trusts. Such investments may take the form of an acquisition of publicly traded debt and/or equity securities of such companies or the acquisition, through private placement, of an interest in such companies. In connection with such investments, Subadviser may be in a position to participate in or influence management of such companies, for example, through representation on the Board of Directors. The Adviser acknowledges that certain executive level employees of Subadviser currently serve as directors of the following companies: Taubman Centers, Inc., Evans Withycombe, Inc. and La Quinta Motor Inns, Inc. Subadviser shall, in such circumstances, take appropriate measures to preserve the integrity of any material, non-public information which may be available to Subadviser and to prevent dissemination of such information to any employees involved in trading securities of such companies or making any recommendations regarding the purchase or sale of such securities by any client of Subadviser.

    Subadviser shall assign such qualified personnel and shall devote such time as it shall deem advisable or appropriate to enable Subadviser fully to perform its obligations hereunder. It is understood that Subadviser provides investment advisory services for other clients, both taxable and tax-exempt, including private and public pension funds. It is further understood that Subadviser may take investment action on behalf of such other clients that differs from investment action taken on behalf of the Series. If the purchase or sale of assets for the Series and for one or more such other clients is considered at or about the same time, the transactions in such assets will be allocated among the several clients in a manner deemed equitable by Subadviser.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                      THE CRABBE HUSON
                                      GROUP, INC.

                                      By:
                                          ------------------------------
                                          Name:
                                          Title:

                                      ALDRICH, EASTMAN, &
                                      WALTCH, L.P.

                                      By:
                                          ------------------------------
                                          Name:
                                          Title:

                                      CRABBE HUSON FUNDS

                                      By:
                                          ------------------------------
                                          Name:
                                          Title:

                                  FORM OF PROXY

PROXY                                                                      PROXY
                                 [NAME OF FUND]
                                  (the "Fund")

                              Joint Annual Meeting
                                February 27, 1996
                       at 6:00 p.m., Pacific Standard Time
                        Benson Hotel, Crystal Ballroom,
                             Portland, Oregon 97205


     The undersigned hereby appoints Richard S. Huson and Craig P. Stuvland, or either of them, Proxies for the undersigned to vote on behalf of the shareholder at the joint annual meeting of the Shareholders of The Crabbe Huson Special Fund, Inc., The Crabbe Huson Real Estate Investment Fund, Inc., The Crabbe Huson Equity Fund, Inc., The Crabbe Huson Asset Allocation Fund, Inc., The Oregon Municipal Bond Fund, Inc., The Crabbe Huson Income Fund, Inc., The Crabbe Huson U.S. Government Income Fund, Inc., and The Crabbe Huson U.S. Government Money Market Fund, Inc., and any adjournment thereof, to be held at 6:00 p.m., Pacific Standard Time, February 27, 1996, Benson Hotel, Crystal Ballroom, Portland, Oregon 97205, on the proposals described in the Notice of Joint Annual Meeting of Shareholders and the accompanying Joint Proxy Statement for said meeting.


(1) To approve or disapprove for the Fund a reorganization (the "Reorganization") in which the Fund would become a separate series of the Crabbe Huson Funds, a business trust organized under the laws of the State of Delaware (the "Trust") pursuant to an Agreement and Plan of Reorganization and Liquidation whereby: (i) all of the assets and liabilities of the Fund will be transferred to a corresponding series of the Trust; (ii) shareholders of the Fund will receive an equal amount of shares in the corresponding series of the Trust in exchange for their shares of the Fund; and (iii) the Fund will subsequently be liquidated and dissolved.

          FOR [  ]       AGAINST [  ]       WITHHOLD [  ]

(2)  ELECTION OF DIRECTORS & TRUSTEES

          [  ] FOR all nominees below (except as noted to the contrary below)

          [  ] WITHHOLD authority to vote for all nominees listed below

               Gary L. Capps, James E. Crabbe, Richard S. Huson, Louis Scherzer, Bob L. Smith, Craig P. Stuvland, Richard P. Wollenberg, William Wendell Wyatt, Jr. (INSTRUCTION: To withhold authority for any individual nominee, write that nominee's name on the line provided below.)

               -----------------------------------------------------------------

(3) To authorize the Fund to vote its beneficial interest in the [Name of Series] of the Trust in favor of a Master Investment Advisory Agreement between the Trust (on behalf of the [Name of Series]) and The Crabbe Huson Group, Inc., the Fund's current investment adviser ("Crabbe Huson Group").

          FOR [  ]       AGAINST [  ]       WITHHOLD [  ]

(4) To authorize the Fund to vote its beneficial interest in the Real Estate Series of the Trust in favor of a Sub-advisory Agreement among the Trust (on behalf of the [Name of Series]) Crabbe Huson Group, and Aldrich, Eastman and Waltch, L.P. [This Proposal only applicable to Real Estate Fund]

          FOR [  ]       AGAINST [  ]       WITHHOLD [  ]

(5) To authorize the Fund to vote its beneficial interest in the Trust to approve a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 and the rules and regulations thereunder.

          FOR [  ]       AGAINST [  ]       WITHHOLD [  ]

(6) To ratify the appointment by the Board of Directors of the Fund of KPMG Peat Marwick LLP as independent auditors of each Fund.


          FOR [  ]       AGAINST [  ]       WITHHOLD [  ]



Please be sure to sign and date this Proxy      Date
                                                     ------------------------

-----------------------------------------------------------------------------
Shareholder sign here                          Co-owner sign here

            PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE
                         POSTAGE-PAID ENVELOPE PROVIDED


     The Proxy is solicited by Management and will be voted as specified. Unless otherwise specified in the squares provided, the undersigned's vote is to be cast FOR proposals (1 through (6). Discretionary authority is hereby granted as to any other matters that may come before the meeting. Management knows of no other matters to be considered by the Shareholders.



 ---------------------------------------------------------------------------
PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
---------------------------------------------------------------------------

Signature of all joint owners is required. Fiduciaries please indicate your full title. If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation authorization is given the proxy holders to vote in accordance with the views of management thereon. Management is not aware of any such matters.